                                CorTS® SUPPLEMENT 2004-5

                                          between

                                 STRUCTURED PRODUCTS CORP.,
                                        as Depositor

                                            and

                           U.S. BANK TRUST NATIONAL ASSOCIATION,
                           as Trustee and Securities Intermediary

                        CorTS® Trust II For Goldman Sachs Capital I

                                     TABLE OF CONTENTS

                                                                            Page

                                       1

Preliminary Statement........................................................1
Section 1   Certain Defined Terms............................................1
Section 2   Creation and Declaration of Trust; Sale of Term Assets; Acceptance by

Section 5   Class A Certificate Principal Balance and Denominations; Class B

Section 35  Additional Trustee and Securities Intermediary Representations..25

Exhibit A   --    Identification of the Term Assets as of Closing Date
Exhibit B   --    Terms of the Class A Certificates as of Closing Date
Exhibit C   --    Terms of the Class B Certificates as of Closing Date
Exhibit D   --    Form of Class A Certificate
Exhibit E   --    Form of Call Warrant
Exhibit F   --    Form of Class B Certificate

                                       2

            CorTS® SUPPLEMENT  2004-5,  dated as of April 15, 2004 (this "Series
            Supplement"),   between   STRUCTURED   PRODUCTS  CORP.,  a  Delaware
            corporation,  as depositor  (the  "Depositor"),  and U.S. Bank TRUST
            National  Association,  a national banking  association,  as trustee
            (the  "Trustee")  and as securities  intermediary  (the  "Securities
            Intermediary").

                                   PRELIMINARY STATEMENT

            Pursuant to the Base Trust  Agreement,  dated as of December 15, 2000 (the "Base
Trust Agreement" and, as supplemented  pursuant to the Series Supplement,  the "Agreement"), between the  Depositor  and the Trustee,  such parties may at any time and from time to time enter into a series  supplement  supplemental to the Base Trust Agreement for the purpose of creating a trust.  Section 5.13 of the Base Trust Agreement  provides that the Depositor may at any time and from time to time direct the Trustee to authenticate and deliver,  on behalf of any such trust, a new Series of trust  certificates.  Each trust  certificate of such new
Series of trust certificates will represent a fractional  undivided  beneficial  interest in such trust subject to the terms  hereof.  Certain  terms and  conditions  applicable to each such  Series  are to be set  forth  in the  related  series  supplement  to the  Base  Trust
Agreement.

            Pursuant to this Series  Supplement,  the Depositor and the Trustee shall create and  establish a new trust to be known as CorTS® Trust II For Goldman Sachs Capital I, and a new Series of trust certificates to be issued thereby,  which certificates shall be known as the CorTS®  Certificates,  and the Depositor and the Trustee  shall herein  specify  certain terms and conditions in respect thereof.

            The Certificates  shall be Fixed Rate  Certificates  issued in two Classes,  the
Class A Certificates  (the "Class A Certificates")  and the Class B Certificates (the "Class
B  Certificates"  and,  together with the Class A  Certificates,  the  "Certificates").  The
Trust also is issuing  call options with  respect to  $90,000,000  principal  amount of Term
Assets (the "Call Warrants").

            On  behalf  of and  pursuant  to the  authorizing  resolutions  of the  Board of
Directors of the  Depositor,  an  authorized  officer of the Depositor  has  authorized  the execution,  authentication  and delivery of the  Certificates,  and has  authorized the Base
Trust  Agreement and this Series  Supplement in accordance with the terms of Section 5.13 of the Base Trust Agreement.

Section 1   Certain  Defined Terms.  (a) All terms used in this Series  Supplement  that are defined in the Base Trust  Agreement,  either  directly or by  reference  therein,  have the meanings  assigned  to such terms  therein,  except to the extent  such terms are defined or modified  in this  Series  Supplement  or the  context  requires  otherwise.  The Base Trust
Agreement also contains rules as to usage which shall be applicable hereto.

(b)   Pursuant  to Article I of the Base Trust  Agreement,  the  meaning of certain  defined terms used in the Base Trust Agreement  shall,  when applied to the trust  certificates of a particular  Series,  be as  defined  in Article I but with such  additional  provisions  and modifications  as are  specified  in the  related  series  supplement.  With  respect to the
Certificates, the following definitions shall apply:

            "761  Election":  761 Election shall have the meaning set forth in Section 30 of this Series Supplement.

            "Acceleration":  The  acceleration  of the maturity of the Term Assets after the occurrence of any default on the Term Assets other than a Payment Default.

            "Agreement":  Agreement  shall have the  meaning  specified  in the  Preliminary
Statement to this Series Supplement.

            "Base Trust  Agreement":  Base Trust Agreement shall have the meaning  specified in the Preliminary Statement to this Series Supplement.

            "Business  Day":  Any  day  other  than a  Saturday,  Sunday  or a day on  which banking  institutions  in New York, New York are  authorized or obligated by law,  executive order or governmental decree to be closed.

            "Call  Warrant":   Call  Warrant  shall  have  the  meaning   specified  in  the
Preliminary Statement to this Series Supplement.

            "Certificate  Account":  With  respect to this  Series,  the  Eligible  Account,
which  shall  be  a  securities  account   established  and  maintained  by  the  Securities
Intermediary  in the  Trustee's  name,  to which the Term Assets and all payments made on or with respect to the related Term Assets shall be credited.

            "Certificateholder"  or "Holder":  With respect to any  Certificate,  the holder thereof.

            "Certificateholders" or "Holders":  The holders of the Certificates.

            "Class A Certificateholders":  The Holders of the Class A Certificates.

            "Class A Fixed  Payment":  A portion of each  equal  semiannual  installment  of interest  payable on the Term  Assets on each  February 15 and August 15 or, if any such day is not a  Business  Day,  then the  immediately  following  Business  Day  (provided  that a deferral of interest  payments on the Term Assets has not  occurred),  except that the final installment of interest will be payable on February 15, 2034,  commencing on August 15, 2004 through  and  including  February  15,  2034,  such  that the Class A  Certificates  receive interest  distributions at a rate per annum equal to 6.000% on their  Certificate  Principal
Balance.

            "Class A Maturity Date":  February 15, 2034.

            "Class A Proportion":  The sum of the present values  (discounted at the rate of
6.000%  per  annum) of (i) any  unpaid  interest  distributions  due or to become due on the
Class A Certificates  and (ii) the outstanding  principal amount of the Class A Certificates
(in each case assuming that the Class A Certificates  are paid when due and are not redeemed prior to the Class A Maturity Date).

            "Class B Certificateholders":  The Holders of the Class B Certificates.

            "Class B Fixed  Payment":  A portion of each  equal  semiannual  installment  of interest  payable on the Term  Assets on each  February 15 and August 15 or, if any such day is not a  Business  Day,  then the  immediately  following  Business  Day  (provided  that a deferral of interest  payments on the Term Assets has not  occurred),  except that the final installment of interest will be payable on February 15, 2034,  commencing on August 15, 2004 through  and  including  February  15,  2034,  such  that the Class B  Certificates  receive interest distributions at a rate per annum equal to 0.345% on their Notional Amount.

            "Class B Maturity Date":  February 15, 2034.

            "Class B  Proportion":  The present value  (discounted at the rate of 6.000% per annum)  of  any  unpaid  interest  distributions  due  or to  become  due  on  the  Class  B
Certificates  (assuming  for purposes of such  calculation,  that the Term Assets would have been paid in full at their  stated  maturity,  that such  acceleration  or  default  had not occurred  and that no portion of the Term  Assets  would  have been  redeemed  prior to such stated maturity date).

            "Clearstream   Banking":   Clearstream  Banking  (or  any  successor  securities
clearing agency).

            "Closing Date":  April 15, 2004.

            "Collection   Period":   The  period   from  (but   excluding)   the   preceding
Distribution  Date (or, in the case of the first  Distribution  Date, from and including the
Closing Date), through and including the current Distribution Date.

            "Corporate  Trust  Office":  U.S.  Bank  Trust  National  Association,  100 Wall
Street,  Suite 1600,  New York,  New York 10005,  Attention:  Corporate  Trust or such other corporate  trust office as the Trustee  shall  designate in writing to the Depositor and the
Certificateholders.

            "Depositary":  The Depository Trust Company.

            "Distribution  Date":  Any  Scheduled  Distribution  Date,  the Class A Maturity
Date,  the Class B Maturity  Date,  any Term Assets  Default  Distribution  Date or any Term
Assets Redemption Distribution Date.

            "DTC":  The Depository Trust Company.

            "Euroclear":  Euroclear  Bank  S.A./N.V.,  as  operator  of  Euroclear  (or  any successor thereto).

            "Extension  Period":  The  period,  which may have a duration  of up to ten (10)
consecutive  semiannual interest periods on the Junior Debentures,  but not to extend beyond
February 15, 2034, in which Goldman defers interest  distributions on the Junior Debentures, and  consequently  the Term Assets Issuer defers interest  distributions on the Term Assets.
There is no  limitation  on the  number of times  Goldman  may  elect to begin an  Extension
Period.

            "Global Certificate": The meaning set forth in Section 7(b).

            "Goldman":  The Goldman Sachs Group, Inc.

            "Interest  Collections":  With respect to any  Distribution  Date,  all payments received by the Trustee,  during the Collection Period ending on such Distribution  Date, in respect of (i) interest on the Term Assets and (ii)  penalties or other amounts  required to be paid because of late payments on the Term Assets.

            "Investment  Company  Event":  The  receipt  by the  Term  Assets  Issuer  of an opinion of counsel  experienced  in such  matters  to the  effect  that,  as a result of any amendment to, or change  (including  any announced  prospective  change) in, the laws or any regulations  under  the  laws  of the  United  States  or of any  political  subdivision  or governmental  agency or regulatory  authority of or in the United States,  or as a result of any official administrative pronouncement, including any interpretation,  release, no-action letter,  regulatory procedure,  notice or announcement (including any notice or announcement of an  intent to adopt  any  interpretation,  procedures  or  regulations)  or action or any judicial  decision  interpreting  or applying such laws or  regulations,  whether or not the pronouncement,  action or decision is issued to or in connection with a proceeding involving
Goldman or the Term  Assets  Issuer or is subject to review or appeal,  which  amendment  or change is effective,  or which pronouncement,  action or decision is announced or occurs, on or after the date of the  issuance of the Term Assets,  there is more than an  insubstantial risk that the Term Assets Issuer is or will be considered  an  "investment  company" that is required to be registered under the Investment Company Act.

            "Investment Company Act":  The Investment Company Act of 1940, as amended.

            "Junior  Debentures":  The 6.345% Junior  Subordinated  Debentures  due February
15, 2034 issued by Goldman.

            "Maturity  Date":  The Class A Maturity  Date and the Class B Maturity  Date, as
the context requires.

            "Notional  Amount":  The  notional  amount  set forth on a Class B  Certificate;
provided  that the  aggregate  notional  amount  of all Class B  Certificates  issued on the
Closing  Date shall equal the  principal  amount of the Term Assets held in the Trust on the
Closing Date.

            "Optional Redemption":  The meaning set forth in Section 10(h).

            "Payment  Default":  A default by the Term  Assets  Issuer in the payment of any amount due on the Term Assets after the same becomes due and payable (and the  expiration of any applicable grace period on the Term Assets).

            "Place of Distribution":  New York, New York.
            "QIB":  A  "qualified  institutional  buyer" as  defined  in Rule 144A under the
Securities Act.

            "Rating  Agency":  Each of Moody's  Investors  Service,  Inc.  ("Moody's"),  and
Standard&Poor's Ratings Services, a division of The McGraw-Hill  Companies,  Inc. ("S&P"), and any  successor  to either of the  foregoing.  References  to "the Rating  Agency" in the
Agreement shall be deemed to be each such credit rating agency.

            "Record  Date":  With  respect to any  Distribution  Date,  the day  immediately preceding such Distribution Date.

            "Regulation S Global Certificate":  The meaning set forth in Section 7(b).

            "Regulation S Temporary  Global  Certificate":  The meaning set forth in Section
7(b).

            "Restricted Global Certificate":  The meaning set forth in Section 7(b).

            "Rule 144A Certificates":  The meaning set forth in Section 7(b).

            "Scheduled  Distribution  Date":  The  fifteenth day of each February and August or, if any such day is not a Business  Day,  then the  immediately  following  Business Day, except that the final  Scheduled  Distribution  Date shall be February 15, 2034,  commencing
August 15, 2004 through and including February 15, 2034;  provided,  however,  in each case, that  payment on each  Scheduled  Distribution  Date  shall be  subject to prior  payment of interest or principal, as applicable, on the Term Assets.

            "SEC Reporting  Failure":  SEC Reporting Failure shall have the meaning given to such term in Section 10(j).

            "Special Event Redemption":  The meaning set forth in Section 10(h).

            "Specified Currency":  United States Dollars.

            "Tax Change":  Any of the following:

            (i)   any amendment to or change,  including any announced  prospective  change, in the laws or any  regulations  under the laws of the  United  States  or of any  political subdivision or taxing  authority of or in the United  States,  if the amendment or change is effective on or after the date the Term Assets were issued; or

            (ii)  any official  administrative  pronouncement,  including any private letter ruling, technical advice memorandum,  field service advice, regulatory procedure,  notice or announcement  (including  any notice or  announcement  of intent to adopt any  procedures or regulations)  or action or any  judicial  decision  interpreting  or  applying  such laws or regulations,  whether  or not the  pronouncement,  action  or  decision  is  issued to or in connection  with a proceeding  involving  Goldman or the Term Assets Issuer or is subject to review or appeal,  if the  pronouncement,  action or decision is  announced  or occurs on or after the date the Term Assets were issued.

            "Tax Event":  The receipt by the Term Assets  Issuer of an opinion of counsel to the effect that,  as a result of any Tax Change,  there is more than an  insubstantial  risk that any of the following will occur:

            (i?)  the Term  Assets  Issuer  is, or will be within 90 days  after the date of the opinion of counsel,  subject to U.S. federal income tax on income received or accrued on the Junior Debentures;

            (ii)  interest payable by Goldman on the Junior  Debentures is not, or within 90 days after the opinion of counsel will not be,  deductible by Goldman,  in whole or in part, for U.S. federal income tax purposes; or

            (iii) the Term  Assets  Issuer  is, or will be within 90 days  after the date of the opinion of counsel,  subject to more than a de minimis amount of other taxes,  duties or other governmental charges.

            "Term Assets":  As of the Closing Date,  $90,000,000  aggregate principal amount of 6.345% Capital  Securities,  issued by the Term Assets Issuer, sold to the Trustee by the
Depositor  and  identified on Exhibit A hereto.  Additional  Term Assets may also be sold to the Trustee from time to time pursuant to Section 5 of this Series Supplement.

            "Term Assets  Default":  A Payment  Default or an  Acceleration  with respect to the Term Assets, or an SEC Reporting Failure.

            "Term Assets Default  Distribution  Date": The date on which the Trustee makes a distribution  of the proceeds  received in connection  with a recovery on the Term Assets or distribution in-kind of the Term Assets, following a Term Assets Default.

            "Term  Assets  Issuer":  Goldman  Sachs  Capital I, the sole assets of which are the Junior Debentures.

            "Term  Assets  Payment  Date":  Unless an  Extension  Period is in  effect,  the fifteenth  day of each  February  and  August,  commencing  on August 15, 2004 and ending on
February 15, 2034; provided,  however,  that if any Term Assets Payment Date would otherwise fall on a day  that is not a  Business  Day,  such  Term  Assets  Payment  Date  will be the following Business Day.

            "Term  Assets  Prospectus":   Collectively,   the  prospectus  supplement  dated
February 12, 2004 related to the prospectus dated February 6, 2004.

            "Term  Assets  Redemption  Distribution  Date":  The date on which  the  Trustee receives  payment for a redemption of Term Assets in accordance with their terms;  provided, however,  if the Trustee receives such payment after 10:00 A.M. (New York City time) on such date, the Term Assets Redemption Distribution Date shall be on the next Business Day.

            "Term Assets Trustee":  The trustee for the Term Assets.

            "Trust":  CorTS® Trust II For Goldman Sachs Capital I.

            "Trust  Assets":  (i) The Term Assets,  (ii) all payments on or  collections  in respect of the Term Assets  accrued on or after the Closing  Date and (iii) all  proceeds of the foregoing.

            "Trust  Termination  Event":  (a) the  payment in full at maturity or upon early redemption  of the  Certificates,  (b) the  distribution  of the  proceeds  received  upon a recovery on the Term Assets  (after  deducting the costs  incurred in connection  therewith)
after a Payment  Default or an  Acceleration  thereof (or other  default with respect to the
Term Assets),  (c) the sale by the Trustee in  accordance  with the Call Warrants of all the
Term Assets and the  distribution in full of all amounts due to  Certificateholders,  or (d)
the liquidation or distribution  in-kind of the Term Assets in accordance with Section 10(j)
of this Agreement in the event of an SEC Reporting Failure by Goldman.

            "Voting  Rights":  The Class A  Certificateholders  shall have 100% of the total
Voting  Rights with  respect to the  Certificates,  which  Voting  Rights shall be allocated among all Holders of Class A  Certificates  in proportion to the principal  balances held by such Holders on any date of determination.

            "Warrant Agent  Agreement":  The Warrant Agent  Agreement,  dated as of the date hereof,  between the Depositor and U.S. Bank Trust  National  Association,  as Warrant Agent
and as Trustee, as the same may be amended or modified from time to time.

            "Warrant Class B Purchase  Price":  The present value of any scheduled  interest distributions  due from the Warrant  Exercise Date  (assuming  that the Class B Certificates are paid when due and are not  redeemed  prior to the Class B  Maturity  Date and  excluding accrued  and  unpaid  interest  thereon  to  the  Warrant  Exercise  Date)  on the  Class  B
Certificates  with a Notional Amount equal to the principal  amount of the Term Assets to be purchased,  discounted  to the  Warrant  Exercise  Date on a  semiannual  basis at a rate of
6.000% per annum.

            "Warrant  Exercise Date":  Warrant Exercise Date shall have the meaning given to such term in the Call Warrant.

            "Warrant  Exercise  Purchase Price": An amount paid by the Warrantholder on each
Warrant  Exercise Date equal to the sum of (i) the principal amount of the Term Assets being purchased  pursuant to the exercise of the Call  Warrants  plus accrued and unpaid  interest thereon to and  including  the Warrant  Exercise  Date and (ii) the Warrant Class B Purchase
Price.

            "Warrantholder":  Warrantholder  shall  have the  meaning  given to such term in the Call Warrant.

Section 2   Creation and Declaration of Trust;  Sale of Term Assets;  Acceptance by Trustee.
(a) The Trust, of which the Trustee is the trustee,  is hereby created under the laws of the
State of New York for the  benefit of the  holders of the  Certificates.  The Trust shall be irrevocable.

            (b) The  Depositor,  concurrently  with the  execution  and delivery  hereof and pursuant  to  Section  2.1 of the Base  Trust  Agreement,  has  delivered  or  caused  to be delivered to the Trustee the Term Assets.

            (c)   The Depositor does hereby sell,  transfer,  assign, set over and otherwise convey to the Trustee on behalf and for the benefit of the holders of the  Certificates  and the Trust,  without recourse,  the Term Assets. The Trustee shall pay the purchase price for the Term  Assets by  delivering  to,  or at the  direction  of,  the  Depositor,  all of the
Certificates  and the Call  Warrants on the Closing Date and making the payments  identified in Section 10(l) of this Series Supplement.

            (d)   The Trustee  hereby (i)  acknowledges  such sale,  deposit  and  delivery, pursuant  to  subsections  (b) and (c) above,  and  receipt by it of the Term  Assets,  (ii)
accepts the trusts created  hereunder in accordance  with the  provisions  hereof and of the
Base Trust  Agreement  but  subject to the  Trustee's  obligation,  as and when the same may arise,  to make any  payment  or other  distribution  of the  assets  of the Trust as may be required  pursuant to this Series  Supplement,  the Call Warrants,  the Base Trust Agreement
and the Certificates,  and (iii) agrees to perform the duties herein or therein required and any failure to receive  reimbursement of expenses and disbursements  under Section 13 hereof shall not release the Trustee from its duties herein or therein.

Section 3   Designation.  There is  hereby  created  a Series  of trust  certificates  to be issued  pursuant to the Base Trust  Agreement and this Series  Supplement to be known as the
"CorTS®  Certificates." The Certificates  shall be issued in two classes,  in the amount set forth in  Section 5 and with the  additional  terms set  forth in  Exhibits  B and C to this
Series  Supplement.  The Class A Certificates  and the Class B Certificates  shall be issued in  substantially  the forms set forth in  Exhibit D and  Exhibit F,  respectively,  to this
Series  Supplement  with such necessary or  appropriate  changes as shall be approved by the
Depositor   and  the  Trustee,   such  approval  to  be  manifested  by  the  execution  and authentication  thereof by the Trustee.  The Certificates shall evidence undivided ownership interests in the assets of the Trust,  subject to the  liabilities of the Trust and shall be payable  solely from  payments  or property  received by the Trustee on or in respect of the
Trust Assets.  The Class A  Certificates,  except as set forth in Section 10, will represent the entire beneficial  ownership interest in the principal and redemption  premium,  if any, of the Term  Assets,  and will  represent a  beneficial  ownership  interest in the interest received on the Term Assets equal to the Class A Fixed  Payments.  The Class B  Certificates
will represent a beneficial  ownership  interest in the interest received on the Term Assets equal to the Class B Fixed  Payments  and,  as set forth in Section  10,  will  represent  a beneficial  ownership interest in the principal and redemption  premium, if any, of the Term
Assets.  The Class A  Certificates  and Class B  Certificates  will  rank  pari  passu  with respect  to  their  respective  beneficial  ownership  interest  in the  scheduled  interest payments on the Term Assets and will share  proportionately  in such interest based upon the accrued and unpaid Class A Fixed Payments and the accrued and unpaid Class B Fixed Payments.

Section 4   Date  of  the   Certificates.   The  Certificates  that  are  authenticated  and
delivered by the Trustee to or upon  Depositor  Order on the Closing Date shall be dated the
Closing Date. All other  Certificates that are authenticated  after the Closing Date for any other purpose under the Agreement shall be dated the date of their authentication.

Section 5   Class A Certificate Principal Balance and Denominations;  Class B Certificates;
Additional  Term  Assets.  On the  Closing  Date,  3,600,000  Class  A  Certificates  with a
Certificate  Principal Balance of $90,000,000 shall be authenticated and delivered under the
Base Trust Agreement and this Series Supplement.  In addition,  on the Closing Date, Class B
Certificates  with a Notional  Amount of $90,000,000  shall be  authenticated  and delivered under the Base  Trust  Agreement  and this  Series  Supplement.  The  Certificate  Principal
Balance of the Class A  Certificates  and the  Notional  Amount of the Class B  Certificates
shall each initially equal the initial  principal  amount of Term Assets sold to the Trustee and deposited in the Trust.  Such  Certificate  Principal  Balance and Notional Amount shall
be  calculated   without  regard  to  Class  A  Certificates   and  Class  B   Certificates,
respectively,  authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Class A Certificates or Class B Certificates  pursuant to Sections
5.3,  5.4 or 5.5 of the  Base  Trust  Agreement.  The  Depositor  may  sell  to the  Trustee additional  Term Assets on any date hereafter upon at least five (5) Business Days notice to the Trustee and upon (i)  satisfaction  of the Rating Agency  Condition and (ii) delivery of an Opinion of Counsel to the effect  that the sale of such  additional  Term Assets will not materially  increase the likelihood  that the Trust would fail to qualify as a grantor trust under the Code  and,  in any  event,  that the Trust  will not fail to  qualify  as either a grantor  trust or  partnership  (other  than a  publicly  traded  partnership  treated  as a corporation)  under the Code.  Each condition to be satisfied with respect to a sale of Term
Assets  on or  prior to the  Closing  Date  shall be  satisfied  with  respect  to a sale of additional  Term  Assets no later than the date of sale  thereof,  each  representation  and warranty  set forth in the  Agreement  to be made on the Closing  Date shall be made on such date of sale with respect to the  additional  Term  Assets,  and from and after such date of sale,  all Term Assets held by the Trustee  shall be held on the same terms and  conditions.
Upon such sale to the Trustee,  the Trustee shall credit such  additional Term Assets to the
Certificate  Account,  and shall  authenticate  and deliver to the Depositor,  or its order,
Class A  Certificates  in a  Certificate  Principal  Balance and Class B  Certificates  in a
Notional  Amount equal to the  principal  amount of such  additional  Term Assets.  Any such additional Class A Certificates and Class B Certificates  authenticated  and delivered shall rank  pari  passu  with any  Class A  Certificates  or Class B  Certificates,  respectively, previously issued in accordance with this Series  Supplement,  and any such Term Assets will be subject to Call Warrants as set forth in Section 8 hereof.

Section 6   Currency of the  Certificates.  All  distributions on the  Certificates  will be made in the Specified Currency.

Section 7   Form of  Securities.  (a) The  Trustee  shall  execute  and  deliver the Class A
Certificates  in the form of one or more global  certificates  registered in the name of DTC or its nominee.

            (b)   Class B Certificates  that are Rule 144A  Certificates  initially shall be represented by one or more certificates in registered,  global form without interest coupons
(collectively,  the "Restricted  Global  Certificate").  The Restricted  Global  Certificate
shall be deposited with, or on behalf of, DTC, and initially  registered in the name of Cede
& Co.,  as  nominee  for DTC.  Class B  Certificates  that  are  Regulation  S  Certificates initially shall be represented by one or more temporary  global  certificates in registered, global form without  interest  coupons  (collectively,  the  "Regulation S Temporary  Global
Certificate").  The Regulation S Temporary Global  Certificate  shall be deposited on behalf of the  subscribers  thereof  with a custodian  for DTC. The  Regulation S Temporary  Global
Certificate  shall  be  registered  in the  name  of a  nominee  of DTC  for  credit  to the subscribers' respective accounts at Euroclear or Clearstream Banking.

            Within a  reasonable  period of time  after the  expiration  of the period of 40 days  commencing  on the day after the later of (i) the  commencement  of the offering  made hereby and (ii) the Closing  Date (such  period  through and  including  such 40th day,  the
"Restricted Period"),  the Regulation S Temporary Global Certificates shall be exchanged for one or more permanent global certificates (collectively,  the "Permanent Regulation S Global
Certificate"  and,  together  with  the  Regulation  S  Temporary  Global  Certificate,  the
"Regulation S Global  Certificate"  (the Regulation S Global  Certificate and the Restricted
Global Certificate,  collectively,  being the "Global Certificates")),  upon delivery to DTC of  certification  of compliance  with the transfer  restrictions  applicable to the Class B
Certificates  and  pursuant  to  Regulation  S.  During the  Restricted  Period,  beneficial interests  in the  Regulation  S  Temporary  Global  Certificate  may be held  only  through
Euroclear or Clearstream Banking (as indirect  participants in DTC), unless transferred to a person that takes delivery through the Restricted Global  Certificate in accordance with the certification  requirements  described below.  Beneficial interests in the Restricted Global
Certificate  may not be  exchanged  for  beneficial  interests  in the  Regulation  S Global
Certificate at any time except in the limited circumstances described below.

            Except as set forth below, the Global Certificates may be transferred,  in whole and not in part,  only to another  nominee of DTC or to a successor  of DTC or its  nominee.
Beneficial  interests in the Global  Certificates  may not be exchanged for  Certificates in certificated form except in the limited circumstances described below.

            Rule 144A Certificates  (including beneficial interests in the Restricted Global
Certificate)  shall be  subject  to  certain  restrictions  on  transfer  and  shall  bear a restrictive  legend as set forth on Exhibit F hereto.  In addition,  transfer of  beneficial interests  in the  Global  Certificates  shall  be  subject  to  the  applicable  rules  and procedures of DTC and its direct or indirect participants (including,  if applicable,  those of Euroclear and Clearstream Banking), which may change from time to time.

            No  Certificateholder  shall be entitled to receive a  certificate  representing such Certificateholder's  interest,  except as set forth herein. Unless and until definitive
Certificates are issued under the limited circumstances  described herein, all references to actions by  Certificateholders  with respect to any such Certificates  shall refer to action to be taken by DTC upon instructions from its Participants.

            Under the rules,  regulations and procedures  creating and effecting DTC and its operations,  DTC shall take action  permitted to be taken by a  Certificateholder  under the
Agreement  only at the  direction  of one or more  Participants  to whose DTC  account  such
Certificates are credited.

            (c)   Prior to the expiration of the Restricted  Period,  a beneficial  interest in a Regulation S Temporary  Global  Certificate  may be  transferred  to a person who takes delivery in the form of an interest in the corresponding  Restricted Global Certificate only upon  receipt by the  Trustee of a written  certification  from the  transferor  in the form required by the  Trustee to the effect that such  transfer is being made (i) (a) to a person whom the transferor  reasonably  believes is a QIB in a transaction meeting the requirements of Rule 144A or (b) pursuant to another exemption from the registration  requirements  under the Securities Act (such  certification being accompanied by an opinion of counsel regarding the  availability of such  exemption) and (ii) in accordance with all applicable  securities laws of any state of the United States or any other jurisdiction.

            Beneficial  interests in the Restricted Global Certificate may be transferred to a  person  who  takes  delivery  in the  form of an  interest  in the  Regulation  S  Global
Certificate,  whether before or after the expiration of the Restricted  Period,  only if the transferor  first  delivers  to the  Trustee a written  certificate  to the effect that such transfer is being made in  accordance  with Rule 903 or 904 of  Regulation S or Rule 144 (if available)  and that, if such  transfer  occurs prior to the  expiration  of the  Restricted
Period, the interest  transferred shall be held immediately  thereafter through Euroclear or
Clearstream Banking.

            Any beneficial  interest in one of the Global  Certificates  that is transferred to a person who takes  delivery  in the form of an interest  in another  Global  Certificate shall,  upon  transfer,  cease to be an interest in such  Global  Certificate  and become an interest in such other Global Certificate and,  accordingly,  shall thereafter be subject to all transfer  restrictions and other procedures  applicable to beneficial  interests in such other Global Certificate for as long as it remains such an interest.

            Transfers  involving  an exchange of a beneficial  interest in the  Regulation S
Global  Certificate for a beneficial  interest in the Restricted Global  Certificate or vice versa shall be effected in DTC by means of an instruction  originated by the Trustee through the DTC/Deposit  Withdrawal at Custodian  ("DWAC") system.  Accordingly,  in connection with such transfer,  appropriate adjustments shall be made to reflect a decrease in the principal amount of the Regulation S Global Certificate and a corresponding  increase in the principal amount of the Restricted Global Certificate or vice versa, as applicable.

            (d)   Definitive  certificates  shall be issued to  owners  of  Certificates  or their nominees,  respectively,  rather than to DTC or its nominee, only if (i) the Depositor advises the Trustee in writing that DTC is no longer  willing or able to discharge  properly its  responsibilities  as Clearing Agency with respect to the Certificates and the Depositor is unable to locate a qualified  successor or (ii) the Depositor,  at its option,  elects to terminate the book-entry system through DTC.

            Upon  the  occurrence  of  any  event  described  in the  immediately  preceding paragraph,  the Trustee is required to notify all Participants of the  availability  through
DTC of  definitive  certificates.  Upon  surrender  by DTC  of the  definitive  certificates representing the Certificates and receipt of instructions for  re-registration,  the Trustee shall  reissue  such  Certificates  as  definitive  certificates  issued  in the  respective principal  amounts owned by the individual owners of such  Certificates,  and thereafter the
Trustee will recognize the holders of such  definitive  certificates  as  Certificateholders under the Trust Agreement.

Section 8   Call Warrants.  (a) Concurrently  with the execution of this Series  Supplement, the Trustee,  on behalf of the Trust,  shall execute the Warrant Agent  Agreement and one or more Call Warrants,  dated as of the date hereof and  substantially in the form of Exhibit E hereto,  initially  evidencing  all of the Call  Warrants.  The  Trustee  shall  perform the
Trust's  obligations  under the Warrant Agent  Agreement and the Call Warrants in accordance with their respective terms. In addition,  the Trustee shall execute and deliver  additional
Call  Warrants,  substantially  in the  form  of  Exhibit  E  hereto,  with  respect  to any additional Term Assets sold to the Trustee pursuant to Section 5 of this Series Supplement.

            (b) The Trustee  shall  notify the  Certificateholders  and the Rating  Agencies upon  receipt  of  any  notice,  pursuant  to  the  provision  of the  Call  Warrants,  of a
Warrantholder's  intent to exercise its Call  Warrants.  Such notice from the Trustee  shall state (i) the  Warrant  Exercise  Date,  (ii)  that such  exercise  of the Call  Warrant  is conditional upon receipt by the Trustee of the Warrant Exercise  Purchase Price with respect to such  exercise,  (iii) that the  Trustee  will select by lot for  redemption  a principal amount of Class A Certificates  equal to the principal amount of Term Assets to be purchased and that such  redemption  of the Class A  Certificates  will occur on the Warrant  Exercise
Date at a price  equal to $25 per Class A  Certificate  plus  accrued  and  unpaid  interest thereon to the date of redemption  and (iv) that on the date of  redemption,  so long as the
Class B  Certificates  are  outstanding,  the  Class B  Certificateholders  will be paid the
Warrant  Class B Purchase  Price plus  accrued and unpaid  interest,  if any, to the date of redemption  on the  Notional  Amount  of the Class B  Certificates  to be  reduced  and that following  such  payment  on the Class B  Certificates  the  Notional  Amount of the Class B
Certificates will be reduced by the principal amount of Term Assets  purchased.  The Trustee shall  promptly  notify  Certificateholders  of any rescission of such a notice and that the redemption of Certificates in connection with such exercise is also rescinded.

            (c) Upon the  exercise of any Call Warrant in  accordance  with the terms of the
Call Warrants,  the Trustee,  after receipt of the Warrant  Exercise  Purchase Price and the
Call  Warrants  being  exercised,  shall  deliver or cause to be delivered  upon the written direction of the Warrant  Agent,  by 1:00 p.m.  (New York City time) on the related  Warrant
Exercise  Date,  the Term Assets as specified in the exercised  Call Warrant by  instructing the Depositary to credit such Term Assets to the account of the exercising  Warrantholder or its nominee,  provided that the Trustee  shall have received  notice of the exercise of such
Call Warrant from the Warrant  Agent in  accordance  with the terms of the Call Warrants and shall have received from the Warrant Agent an amount,  in immediately  available  funds in a form acceptable to the Trustee,  equal to the Warrant Exercise  Purchase Price for such Term
Assets by 1:00 p.m. (New York City time) on the related  Warrant  Exercise Date. If any Call
Warrant is exercised in connection  with a partial  redemption  of Term Assets,  the Trustee shall, to the extent  possible,  deliver to the exercising  Warrantholder,  Term Assets that have been selected for redemption.

            (d) Upon receipt of the Warrant  Exercise  Purchase  Price  pursuant to the Call
Warrants  being  exercised,  the Trustee  shall  credit the amount of the  Warrant  Exercise
Purchase Price to the  Certificate  Account on or before the related  Warrant  Exercise Date and pay to the Class A  Certificateholders  and the Class B  Certificateholders  the  amount described  in Section  8(b)(iii)  and (iv) above.  The Class A  Certificates  to be redeemed will be selected  by the Trustee or DTC by lot and will be paid for on the Warrant  Exercise
Date,  payment of the Warrant Class B Purchase Price will be made and the Notional Amount of the Class B Certificates  will be reduced pro rata based upon the Notional Amount of Class B
Certificates held by a Class B Certificateholder.

Section 9   Certain  Provisions of Base Trust  Agreement Not  Applicable.  The provisions of
Sections 2.3, 3.2, 3.3, 3.4, 3.5, 3.6, 3.8, 3.10,  3.11,  3.12, 3.13, 3.15, 3.16, 4.3, 5.16,
5.17,  6.1,  6.6 and 9.1 of the Base Trust  Agreement  and any other  provision  of the Base
Trust  Agreement,  which imposes  obligations on, or creates rights in favor of, the Trustee or the  Certificateholders  as a result of or in  connection  with an "Event of  Default" or
"Administrative  Agent  Termination  Event"  shall  be  inapplicable  with  respect  to  the
Certificates.  In  addition,  there is no  "Administrative  Agent"  or  "Calculation  Agent"
specified herein,  and all references to  "Administrative  Agent" or "Calculation  Agent" in
the Base Trust Agreement, therefor shall be inapplicable with respect to the Certificates.

Section 10    Distributions.

(a)   On each Scheduled  Distribution  Date, subject to the existence of an Extension Period as described  below,  the Trustee  shall  distribute to the Class A  Certificateholders  the related Class A Fixed Payment and shall  distribute  to the Class B  Certificateholders  the related  Class B Fixed  Payment,  in each  case,  to the  extent  of  Interest  Collections.
Subject to the exercise of the Call  Warrants (in which case the  provisions of Section 8 of this  Series  Supplement  shall  apply)  and the  terms of this  Section  10, on the Class A
Maturity Date the Trustee shall distribute to the Class A  Certificateholders  the principal balance  of the Class A  Certificates  (in the  amount of  $90,000,000),  to the  extent the principal of the Term Assets is received by the Trustee on such date,  and shall  distribute all other  amounts held in the Trust  pursuant to Section  10(k) of this Series  Supplement.
If any payment with  respect to the Trust Assets as described in this Section  10(a) is made to the Trustee  after the  Scheduled  Distribution  Date on which such  payment was due, the
Trustee shall  distribute  such amount  received on the Business Day following such receipt.
In the event an Extension Period is in effect,  interest on the  Certificates  will continue to accrue so long as  interest  on the Junior  Debentures  continues  to so accrue,  but the
Trustee  shall not be  required  to make any  distributions  on the  Certificates  until the
Business Day following the date it receives payment on the Term Assets.

(b)   In the event of a Payment  Default,  the Trustee shall proceed against the Term Assets
Issuer  or  Goldman  on behalf  of the  Certificateholders  to  enforce  the Term  Assets or otherwise  to protect the  interests  of the  Certificateholders,  subject to the receipt of indemnity in form and substance  satisfactory to the Trustee;  provided that, holders of the
Class  A  Certificates  representing  a  majority  of  the  Voting  Rights  on the  Class  A
Certificates  will be entitled to direct the  Trustee in any such  proceeding  or direct the
Trustee  to  sell  the  Term  Assets,  subject  to the  Trustee's  receipt  of  satisfactory indemnity.  If the Trustee is directed to sell the Term Assets,  the Trustee  shall  solicit bids for the sale of the Term  Assets with  settlement  thereof on or before the third (3rd)
Business Day after such sale from three leading dealers in the relevant  market.  Any of the following  dealers  shall be deemed to qualify as leading  dealers:  (1) Credit Suisse First
Boston LLC, (2) Goldman,  Sachs&Co., (3) Lehman Brothers Inc., (4) Merrill Lynch,  Pierce,
Fenner&Smith  Incorporated,  (5) UBS Securities LLC and (6) Citigroup Global Markets Inc.;
provided,  however,  that no bid from Citigroup Global Markets Inc. or any affiliate thereof shall be accepted  unless such bid equals the then fair  market  value of such Term  Assets.
The Trustee shall not be responsible  for the failure to obtain a bid so long as it has made reasonable  efforts  to  obtain  bids.  If a bid for the  sale of the Term  Assets  has been accepted by the Trustee but the sale has failed to settle on the proposed  settlement  date, the  Trustee  shall  request  new  bids  from  such  leading  dealers.  In the  event  of an
Acceleration  and a  corresponding  payment on the Term Assets,  the Trustee will distribute the proceeds to the Class A Certificateholders and the Class B Certificateholders  such that
(i) Class A  Certificateholders  will receive an amount equal to $25 per Class A Certificate plus accrued and unpaid interest  thereon and (ii) Class B  Certificateholders  will receive accrued and unpaid  interest on the Class B Certificates on the notional amount of the Class
B  Certificates.  If such  proceeds  are less than the  principal  amount  of,  and  accrued interest on, the Term Assets,  the proceeds will be distributed  such that the percentage of such  proceeds  received  by the Class A  Certificateholders  equals the Class A  Proportion divided by the sum of the Class A Proportion  plus the Class B Proportion and the percentage of such proceeds  received by the Class B  Certificateholders  equals the Class B Proportion divided by the sum of the Class A Proportion  plus the Class B Proportion  no later than two
Business  Days  after the  receipt  of  immediately  available  funds (in each  case,  after deducting  the costs  incurred in  connection  therewith  and subject to  clause(l) of this
Section 10);  provided that it is expected  that in no case will Class A  Certificateholders receive less than 95% of such proceeds or  distribution.  Such proceeds will be  distributed as described  above in full  satisfaction  of the claim of the Class A Certificates  and the
Class B Certificates.

(c)   In the event that the Trustee  receives money or other property in respect of the Term
Assets  as a result  of a  Payment  Default  on the  Term  Assets  (including  from the sale thereof),  the  Trustee  will  promptly  give  notice as  provided  in Section  18(c) to the
Depositary,  or for any Certificates which are not then held by DTC or any other depository, directly to the registered  holders of the Certificates  then  outstanding and unpaid.  Such notice  shall state  that,  not later than 30 days after the receipt of such moneys or other property,  the Trustee will  allocate and  distribute  such moneys or other  property to the
Class A Certificateholders  and the Class B  Certificateholders  such that the percentage of such distribution  received by the Class A Certificateholders  equals the Class A Proportion divided by the sum of the Class A Proportion  plus the Class B Proportion and the percentage of  such  distribution  received  by the  Class  B  Certificateholders  equals  the  Class B
Proportion  divided by the sum of the Class A  Proportion  plus the Class B  Proportion  (in each case,  after  deducting  the costs  incurred  in  connection  therewith  and subject to clause(l)  of this Section 10);  provided  that it is expected that in no case will Class A
Certificateholders  receive less than 95% of such proceeds or  distribution.  Property other than cash will be liquidated by the Trustee,  and the proceeds thereof  distributed in cash, only to the extent  necessary to avoid  distribution  of  fractional  securities  to Class A
Certificateholders.  Other  than  as  provided  in  clause  (l)  below,  no  amount  will be distributed to the Depositor in respect of the Term Assets.

(d)   Distributions to the  Certificateholders on each Distribution Date will be made to the
Certificateholders of record on the Record Date.

(e)   All distributions to Class A Certificateholders  shall be allocated pro rata among the
Class A Certificates  based on their  respective  principal  balances as of the Record Date.
All distributions to Class B Certificateholders  shall be allocated pro rata among the Class
B Certificates based on their respective Notional Amounts as of the Record Date.

(f)   Notwithstanding  any provision of the  Agreement to the contrary,  to the extent funds are available,  the Trustee will initiate  payment in immediately  available  funds by 10:00
A.M.  (New  York  City  time)  on each  Distribution  Date of all  amounts  payable  to each
Certificateholder  with respect to any  Certificate  held by such  Certificateholder  or its nominee (without the necessity for any presentation or surrender  thereof or any notation of such payment  thereon) in the manner and at the address as each  Certificateholder  may from time to time  direct the  Trustee in writing  fifteen  (15) days prior to such  Distribution
Date  requesting that such payment will be so made and designating the bank account to which such  payments  shall  be so  made.  The  Trustee  shall  be  entitled  to rely on the  last instruction delivered by the  Certificateholder  pursuant to this Section 10(f) unless a new instruction is delivered fifteen (15) days prior to a Distribution Date.

(g)   Upon  receipt by the  Trustee of a notice that all or a portion of the Term Assets are to be redeemed (whether as a result of an Optional  Redemption or Special Event Redemption),
the Trustee shall select by lot for  redemption a principal  amount of Class A  Certificates and reduce the Notional Amount of the Class B Certificates  equal to the principal amount of the Term  Assets  to be  redeemed  on the Term  Assets  Redemption  Distribution  Date.  The
Trustee shall promptly give notice of such redemption to the  Warrantholder.  Notice of such redemption shall also be given by the Trustee to the registered  Certificateholders not less than  fifteen  (15) days prior to the Term Assets  Redemption  Distribution  Date by mail to each registered  Certificateholder  at such registered  Certificateholder's  last address on the register  maintained by the Trustee;  provided,  however,  that the Trustee shall not be required to give any notice of redemption  prior to the third business day after the date it receives notice of such redemption.

            Upon the  occurrence of a redemption of the Term Assets  (whether as a result of an Optional  Redemption or Special Event  Redemption) by the Term Assets Issuer,  redemption proceeds (to the extent of funds  available)  will be allocated  in the  following  order of priority:  (i) Class A  Certificates  selected for  redemption,  in an  aggregate  principal amount equal to the principal amount of the Term Assets to be redeemed,  will be redeemed at a price equal to $25 per Class A Certificate plus accrued and unpaid interest thereon;  (ii)
Class  B  Certificateholders  will  receive  accrued  and  unpaid  interest  on the  Class B
Certificates  on the Notional  Amount of the Class B Certificates  to be reduced;  (iii) (to the extent of funds available) the Class B  Certificateholders  will receive an amount equal to the  present  value  of any  scheduled  interest  distributions  due  from  the  date  of redemption  (assuming the Class B  Certificates  would have been paid when due and would not have been redeemed  prior to the Class B Maturity  Date,  and  excluding  accrued and unpaid interest  thereon to the date of  redemption)  on the Class B  Certificates  with a Notional
Amount equal to the  principal  amount of the Term Assets to be redeemed,  discounted to the date of  redemption  on a  semiannual  basis at a rate of 6.000% per annum,  and,  in either case, the Notional  Amount of such Class B  Certificates  will be reduced by an amount equal to the  principal  amount  of the  Term  Assets  to be  redeemed;  and  (iv)  Call  Warrants proportionate  to  the  amount  of  Term  Assets  to be  redeemed  will  become  immediately exercisable on a pro rata basis for each holder of Call Warrants and, if in the money,  will be deemed to be  exercised  and will be cash  settled for an amount  equal to any  remaining redemption proceeds after the payments made pursuant to clauses (i) through (iii) above.

            All  payments  to Class B  Certificateholders  and  reductions  to the  notional amount of Class B  Certificates  pursuant to clauses (ii) and (iii) above shall be made on a pro rata basis  based upon the  Notional  Amount of Class B  Certificates  held by a Class B
Certificateholder.

            (h)   Goldman  has the right to redeem  the  Junior  Debentures  in whole at any time or in part from time to time (provided  that no partial  redemption may occur during an
Extension Period) (an "Optional  Redemption"),  or in whole at any time within 90 days after the occurrence of a Tax Event or Investment  Company Event (a "Special  Event  Redemption"),
in each case,  at a price  equal to the greater of (i) 100% of the  principal  amount of the
Junior  Debentures  to be redeemed or (ii) the sum of the  present  values of the  remaining scheduled  payments of principal and interest  thereon that would be due from the redemption date to the maturity  date,  discounted to the  redemption  date on a semiannual  basis at a certain  treasury  rate plus (a) 20 basis points,  in the case of an Optional  Redemption or
(b) 50 basis points, in the case of a Special Event Redemption,  plus in each case,  accrued and unpaid interest on the principal  amount of the Junior  Debentures being redeemed to the date of redemption.

            Upon  any  redemption  of the  Junior  Debentures  (whether  as a  result  of an
Optional  Redemption or a Special Event  Redemption),  a like amount of the Term Assets will be mandatorily redeemed.

            (i)   [Reserved].

            (j)   (A) If Goldman ceases to file periodic  reports under the Exchange Act and the Depositor determines in its sole discretion,  after consultation with the Securities and
Exchange Commission,  that under applicable  securities laws, rules or regulations the Trust must be liquidated or the Term Assets  distributed  (an "SEC Reporting  Failure"),  then the
Trustee shall  liquidate or distribute in kind, as directed by the Depositor,  any remaining
Term Assets and  distribute  any  proceeds  thereof.  The Trustee  shall  notify each Rating
Agency of any such liquidation or distribution of the Trust.  The  distribution  (whether of proceeds or Term Assets) will be allocated  between the Class A  Certificateholders  and the
Class  B   Certificateholders   such   that  the   percentage   received   by  the  Class  A
Certificateholders  of the total  distribution  equals the Class A Proportion divided by the sum of the Class A Proportion  plus the Class B Proportion  and the  percentage  received by the Class B  Certificateholders  of the total  distribution  equals  the Class B  Proportion divided  by the sum of the Class A  Proportion  plus the Class B  Proportion  (in each case, after  deducting  the costs  incurred in  connection  therewith and subject to clause(l) of
this  Section  10);   provided   that  it  is  expected   that  in  no  case  will  Class  A
Certificateholders  receive less than 95% of such  distribution.  To the extent permitted by applicable law, the Trustee or the Depositor shall notify the Warrantholders  promptly after consultation with the Securities and Exchange Commission as described above.

            (B)  Notwithstanding  the foregoing,  the Call Warrants will become  immediately exercisable upon an SEC Reporting  Failure (whether such SEC Reporting Failure occurs before or after April 15, 2009) and, if the Call Warrants are in the money, as defined below,  they will be deemed to be exercised  without  further  action by the  Warrantholders  and will be cash settled  concurrently with the distribution to Class A  Certificateholders  and Class B
Certificateholders.  If the  Call  Warrants  are in the  money  and are  cash  settled,  the allocation  between  the Class A  Certificates  and the Class B  Certificates  described  in paragraph  (A) above shall not apply,  the Term Assets will be liquidated as set forth below and the Class A  Certificates  will receive  liquidation  proceeds in an amount equal to $25 per  Class A  Certificate  plus  accrued  and  unpaid  interest  thereon,  and  the  Class B
Certificates  will  receive  liquidation  proceeds in an amount  equal to accrued and unpaid interest thereon.

            (C) If an SEC Reporting  Failure occurs,  the Trustee shall solicit bids for the sale of the Term Assets with  settlement  thereof on or before the third (3rd)  Business Day after such sale from three leading  dealers in the relevant  market and the  Warrantholders,
and  may  solicit   additional   bids  from  such  other  parties  as  the  Depositor  deems appropriate.  For purposes of this Section 10(j),  the Call Warrants will be deemed to be in the money if the  highest  firm bid  received  with  respect to all Term  Assets held by the
Trust exceeds the Warrant Exercise Purchase Price for such Term Assets,  and cash settlement shall be made in an amount  equal to such excess  (but only if the Term Assets are  actually sold at a price  equal to the amount of such bid).  Any of the  following  dealers  shall be deemed to qualify as leading  dealers:  (1) Credit  Suisse  First  Boston LLC,  (2) Goldman,
Sachs &Co.,  (3)  Lehman  Brothers  Inc.,  (4)  Merrill  Lynch,  Pierce,  Fenner & Smith
Incorporated,  (5) UBS  Securities  LLC and (6) Citigroup  Global  Markets  Inc.;  provided, however,  that no bid from Citigroup  Global Markets Inc. or any affiliate  thereof shall be accepted  unless  such bid  equals  the then  fair  market  value of such Term  Assets.  The
Trustee  shall not be  responsible  for the  failure  to obtain a bid so long as it has made reasonable  efforts  to  obtain  bids.  If a bid for the  sale of the Term  Assets  has been accepted by the Trustee but the sale has failed to settle on the proposed  settlement  date, the Trustee shall request new bids from such leading dealers.

            (D)  Notwithstanding  the  foregoing,  if an SEC Reporting  Failure occurs on or after April 15, 2009,  Warrantholders  will  continue to have the right to exercise the Call
Warrants in accordance  with Section 8 so long as the Call  Warrants are exercised  prior to
the   liquidation   or   distribution   of  the  Term  Assets.   Any  payments  to  Class  A
Certificateholders  and Class B Certificateholders in connection with such exercise shall be made as set forth in Section 8.

            (k)   The rights of the  Certificateholders  to receive distributions in respect of the  Certificates,  and all interests of the  Certificateholders  in such  distributions, shall be as set forth in this Series Supplement.  Notwithstanding  anything in the Agreement to the  contrary,  to the extent  there  remains on deposit  monies or property in the Trust after all required payments and distributions  have been made in accordance with this Series
Supplement  (including  without  limitation  Section 8 and this Section 10), such  remaining monies or property  shall be  distributed  to the Class B  Certificateholders  on a pro rata basis based on the Notional Amount of Class B Certificates  held on the date the final Class
B Fixed  Payment  was  made on the  Class B  Certificates.  The  Trustee  shall in no way be responsible or liable to the  Certificateholders  nor shall any Certificateholder in any way be responsible  or liable to any other  Certificateholder  in respect of amounts  previously distributed on the  Certificates  based on their respective  principal  balances or Notional
Amounts, as the case may be.

            (l)   On the Closing Date, as partial  payment for the Term Assets,  the Trustee shall deliver to, or at the direction  of, the  Depositor  all of the  Certificates  and the
Call  Warrants.  On August 15, 2004, as payment of the balance of the purchase price for the
Term  Assets,   the  Trustee  shall  pay  to  the  Depositor  from  the  scheduled  interest distributions  received on the Term Assets on such date, the amount of the interest  accrued on the Term Assets from  February  15, 2004 to but not  including  the Closing  Date,  which amount  equals  $872,437.50.  In the event such  amounts are not  received by the Trustee on such date or  otherwise  are  insufficient  to pay such  amount of accrued  interest  to the
Depositor,  the Depositor shall have a claim for the unpaid portion of such amount and shall share  pari passu with the  Certificateholders  to the extent of such claim in the  proceeds from the sale or recovery of the Term Assets.

            (m)   In the event  the  Junior  Debentures  are  distributed  to the Trust as a result of the liquidation of the Term Assets Issuer,  such  distribution  will not cause the
Certificates  to be redeemed.  Instead,  the Trust will hold the Junior  Debentures  for the
Certificateholders in accordance with the terms hereof and the Base Trust Agreement.

            (n)   Any  interest  that accrues on the Junior  Debentures  during an Extension
Period   will  be   distributed   on  the  date  of  receipt  by  the  Trustee  to  Class  A
Certificateholders  and the Class B Certificateholders on a pari passu basis as follows: (i)
to Class A  Certificateholders  all Class A Fixed  Payments  which have not been paid during the  Extension  Period plus  interest on each such Class A Fixed  Payment  calculated at the stated  rate  of  interest  on the  Class  A  Certificates  from  the  respective  Scheduled
Distribution  Date for each such Class A Fixed  Payment to the date of  distribution  by the
Trustee and (ii) to the Class B Certificates  all Class B Fixed Payments which have not been paid  during  the  Extension  Period  plus  interest  on each  such  Class  B Fixed  Payment calculated at the stated rate of interest on the Class B  Certificates  from the  respective
Scheduled  Distribution Date for each such Class B Fixed Payment to the date of distribution by the Trustee.  Any monies which  remain on deposit  after taking the actions  described in clause (i) and (ii) shall be  distributed  to the Class B  Certificateholders  in the manner set forth in Section 10(k).

Section 11     Termination  of Trust.  (a) The Trust shall  terminate upon the occurrence of any Trust Termination Event.

(b)   Except  for  any   reports   and  other   information   required  to  be  provided  to
Certificateholders  hereunder  and under the Base Trust  Agreement  and except as  otherwise specified  herein and  therein,  the  obligations  of the Trustee  will  terminate  upon the distribution  to  Certificateholders  of all amounts  required to be distributed to them and the  disposition  of all  Term  Assets  held  by the  Trustee.  The  Trust  shall  thereupon terminate, except for surviving rights of indemnity.

Section 12     Limitation  of Powers  and  Duties.  (a) The  Trustee  shall  administer  the
Trust and the Term Assets solely as specified herein and in the Base Trust Agreement.

(b)   The Trust is constituted  solely for the purpose of (i) acquiring and holding the Term
Assets, (ii) issuing the Certificates and Call Warrants,  (iii) entering into and performing its  obligations  and enforcing its rights under the Agreement,  this Series  Supplement and the Call Warrants and (iv) taking the other actions required  hereunder.  The Trustee is not authorized  to acquire any other  investments  or engage in any  activities  not  authorized herein and, in particular,  unless expressly  provided in the Agreement,  the Trustee is not authorized (i) to sell, assign, transfer,  exchange, pledge, set-off or otherwise dispose of
any  of  the  Term   Assets,   once   acquired,   or   interests   therein,   including   to
Certificateholders,  (ii) to merge or consolidate the Trust with any other entity,  or (iii)
to do anything that would  materially  increase the  likelihood  that the Trust will fail to qualify as a grantor trust for United States federal income tax purposes.  In addition,  the
Trustee has no power to create,  assume or incur  indebtedness  or other  liabilities in the name of the Trust other than as contemplated herein and in the Base Trust Agreement.

(c)   The parties  acknowledge that the Trustee,  as the holder of the Term Assets,  has the right to vote and give  consents  and  waivers in respect of the Term Assets and enforce the other  rights,  if any, of a holder of the Term Assets,  except as otherwise  limited by the
Base Trust  Agreement or this Series  Supplement.  In the event that the Trustee  receives a request  from the Term  Assets  Trustee,  the Term  Assets  Issuer  or, if  applicable,  the
Depositary  with respect to the Term Assets,  for the  Trustee's  consent to any  amendment, modification or waiver of the Term Assets,  or any document  relating  thereto,  or receives any other  solicitation  for any action with respect to the Term Assets,  the Trustee  shall within two (2) Business Days mail a notice of such proposed amendment,  modification, waiver or solicitation to each Class A Certificateholder  and Class B  Certificateholder  of record as of the date of such  request.  The Trustee shall  request  instructions  from the Class A
Certificateholders  as to what  action  to take in  response  to such  request  and shall be protected  in taking no action if no direction  is  received.  Except as otherwise  provided herein,  the Trustee  shall consent or vote,  or refrain from  consenting or voting,  in the same proportion  (based on the relative  principal  balances of the Class A Certificates) as the  Class A  Certificates  of the Trust  were  actually  voted or not voted by the  Holders thereof as of the date  determined  by the Trustee prior to the date such vote or consent is required;  provided,  however,  that,  notwithstanding  anything to the contrary in the Base
Trust Agreement or this Series Supplement,  the Trustee shall at no time vote in favor of or consent to any matter (i) which  would alter the timing or amount of any payment on the Term
Assets  (including,  without  limitation,  any demand to accelerate the Term Assets) or (ii)
which  would  result in the  exchange  or  substitution  of any Term  Asset  whether  or not pursuant to a plan for the refunding or refinancing of such Term Asset,  except in each case with the unanimous  consent of the  Certificateholders,  and subject to the requirement that such vote or consent would not materially  increase the likelihood  that the Trust will fail to qualify as a grantor trust for federal income tax purposes,  and, in any event,  that the
Trust  will not fail to  qualify  as either a grantor  trust or  partnership  (other  than a publicly traded partnership  treated as a corporation) under the Code, such determination to be based solely on an Opinion of Counsel.  The Trustee  shall not be obligated to follow any instruction  that  would  cause the Trust to  violate  the terms of any  agreement  or other obligation  to which  the Trust is a party,  including  the  Warrant  Agent  Agreement.  The
Trustee shall have no liability  for any failure to act or to refrain from acting  resulting from the Certificateholders'  late return of, or failure to return,  directions requested by the Trustee from the Certificateholders.

(d)   Notwithstanding  any  provision  of the  Agreement  to the  contrary,  the Trustee may require  from the  Certificateholders  prior to taking  any action at the  direction  of the
Certificateholders,  an indemnity agreement of a Certificateholder  or any of its Affiliates to provide for  security  or  indemnity  against the costs,  expenses  and  liabilities  the
Trustee  may  incur by reason of any such  action.  An  unsecured  indemnity  agreement,  if acceptable  to the Trustee,  shall be deemed to be  sufficient  to satisfy such  security or indemnity requirement.

(e)   Notwithstanding any provision of the Agreement to the contrary,  the Trustee shall act as the sole Authenticating Agent, Paying Agent and Certificate Registrar.

Section 13     Compensation  of  Trustee.  Each  of  the  Trustee  and  U.S.  Bank  National
Association,  as  co-trustee  (the  "co-trustee"),  shall be  entitled  to receive  from the
Depositor as compensation for its services hereunder,  trustee's fees pursuant to a separate agreement among the Trustee, the co-trustee,  and the Depositor, and shall be reimbursed for all reasonable  expenses,  disbursements  and advances incurred or made by it (including the reasonable  compensation,  disbursements  and expenses of its counsel and other  persons not regularly in its employ).  The  Depositor  shall  indemnify  and hold  harmless  each of the
Trustee and the co-trustee,  and its successors,  assigns,  agents and servants  against any and all loss, liability or reasonable expense (including  attorneys' fees) incurred by it in connection  with  the  administration  of this  trust  and  the  performance  of its  duties thereunder.  The Trustee  and the  co-trustee  shall  notify the  Depositor  promptly of any claim for which they may seek  indemnity.  Failure by the  Trustee or the  co-trustee  to so notify the  Depositor  shall not relieve the  Depositor of its  obligations  hereunder.  The
Depositor  need not  reimburse  any  expense or  indemnify  against any loss,  liability  or expense incurred by the Trustee or the co-trustee  through the Trustee's or the co-trustee's own willful  misconduct,  gross negligence or bad faith.  The indemnities  contained in this
Section 13 shall survive the  resignation or  termination of the Trustee or the  co-trustee, or the termination of this Agreement.

            Failure by the  Depositor  to pay,  reimburse  or  indemnify  the Trustee or the co-trustee shall not entitle the Trustee or the co-trustee to any payment,  reimbursement or indemnification  from the Trust,  nor shall such failure  release  either the Trustee or the co-trustee  from the duties it is required  to perform  under this  Series  Supplement.  Any unpaid,  unreimbursed or unindemnified amounts shall not be borne by the Trust and shall not constitute  a claim  against  the Trust,  but shall be borne by each of the  Trustee and the co-trustee in its  individual  capacity,  and the Trustee and the  co-trustee  shall have no recourse against the Trust with respect thereto.

            The Trustee hereby agrees that it shall not receive any additional  compensation for the performance of its duties, as warrant agent under the Warrant Agent Agreement.

Section 14     Modification  or  Amendment.  (a)  The  Trustee  shall  not  enter  into  any modification or amendment of the Base Trust Agreement or this Series  Supplement unless such modification  or amendment is in accordance  with Section 10.1 of the Base Trust  Agreement.
Pursuant  to Section 5 of this  Series  Supplement,  the  Depositor  may sell to the Trustee additional  Term Assets from time to time  without  violation or trigger of this Section 14.
Notwithstanding  anything to the  contrary  contained  in Section  10.1(a) of the Base Trust
Agreement,  the Base  Trust  Agreement  or this  Series  Supplement  may not be  amended  or modified for the purposes  contained in items (v) through (viii) in Section 10.1 of the Base
Trust  Agreement  unless the  Trustee has  received  written  confirmation  from each Rating
Agency  that such  amendment  will not cause such Rating  Agency to reduce or withdraw  the then current rating thereof.

            (b) As referenced in Section 10.1(b) of the Base Trust  Agreement,  the Required
Percentage-Amendment  required if the Rating Agency  Condition is not satisfied with respect to a modification or amendment shall be 100%.

            Section 15..Accounting.   Notwithstanding   Section   3.16  of  the  Base  Trust
Agreement,  no such  accounting  reports  shall be required.  Pursuant to Section 4.2 of the
Base Trust  Agreement,  the Trustee shall cause the  statements to be prepared and forwarded as provided therein.

            Section 16..No  Investment  of Amounts  Received  on Term  Assets.  All  amounts received on or with respect to the Term Assets shall be held uninvested by the Trustee.

            Section 17..No Event of  Default.  There  shall be no Events of Default  defined with respect to the Certificates.

            Section 18..Notices.  (a) All  directions,  demands  and notices  hereunder  and under the Base Trust  Agreement  shall be in  writing  and shall be deemed to have been duly given when received if personally  delivered or mailed by first class mail,  postage prepaid or by express delivery service or by certified mail,  return receipt  requested or delivered in any other  manner  specified  herein,  (i) in the case of the  Depositor,  to  Structured
Products  Corp.,  388 Greenwich  Street,  10th Floor,  New York, New York 10013,  Attention:
Secretary,  or such other address as may hereafter be furnished to the Trustee in writing by the  Depositor,  and  (ii)  in  the  case  of the  Trustee,  to  U.S.  Bank  Trust  National
Association,  100 Wall Street,  Suite 1600, New York, New York 10005,  Attention:  Corporate
Trust,  facsimile number (212) 809-5459, or such other address as may hereafter be furnished to the Depositor in writing by the Trustee.

(b)   For purposes of  delivering  notices to the Rating  Agency  under  Section 10.7 of the
Base Trust  Agreement,  or otherwise,  such notices shall be mailed or delivered as provided in such Section 10.7, to:  Standard&Poor's Ratings  Services,  55 Water Street,  New York,
New York 10041; and Moody's Investors Service,  Inc.,  Structured  Derivative  Products,  99
Church  Street,  New York,  New York 10007;  or such other  address as the Rating Agency may designate in writing to the parties hereto.

(c)   In the event a Payment Default or an Acceleration  occurs,  the Trustee shall promptly give  notice  to the  Depositary  or,  for any  Certificates  which are not then held by the
Depositary or any other depository,  directly to the registered  holders of the Certificates thereof.  Such notice  shall set forth (i) the  identity of the issue of Term  Assets,  (ii)
the date and  nature of such  Payment  Default  or  Acceleration,  (iii)  the  amount of the interest or principal in default,  (iv) the Certificates  affected by the Payment Default or
Acceleration, and (v) any other information which the Trustee may deem appropriate.

(d)   Notwithstanding  any  provisions of the  Agreement to the contrary,  the Trustee shall deliver  all  notices  or  reports  required  to be  delivered  to or by the  Trustee or the
Depositor to the Certificateholders without charge to such Certificateholders.

            (e)  The  Trustee  shall,  in  connection  with  any  required  delivery  of any document  or notice to the  Certificateholders  (whether  or not such  delivery  is required pursuant to the Agreement),  provide, on behalf of the Certificateholders,  such document or
notice   to  the   Warrantholders   concurrently   with   the   delivery   thereof   to  the
Certificateholders.

            Section 19..Access to Certain Documentation.  Access to documentation  regarding the Term Assets will be  afforded  without  charge to any  Certificateholder  so  requesting pursuant  to Section  3.17 of the Base Trust  Agreement.  Additionally,  the  Trustee  shall provide at the request of any  Certificateholder  without  charge to such  Certificateholder the name and address of each  Certificateholder of Certificates hereunder as recorded in the
Certificate  Register for purposes of contacting the other  Certificateholders  with respect to their  rights  hereunder  or for the  purposes  of  effecting  purchases  or sales of the
Certificates, subject to the transfer restrictions set forth herein.

            Section 20..Advances.  There is no Administrative  Agent specified herein; hence no person  (including  the Trustee)  shall be  permitted  or  obligated to make  Advances as described in Section 4.3 of the Base Trust Agreement.

            Section 21..Withholding  Taxes.  The Trustee  shall  withhold,  and remit to the
Internal Revenue Service,  a 30% U.S. federal  withholding tax (or other required amount) on
the  payments   made  in  respect  of  the   Certificates   to  non-U.S.   Persons  who  are
Certificateholders   unless  the  non-U.S.   Person   establishes  an  exemption  from  such
withholding tax  satisfactory  to the Depositor and the Trustee.  The Trustee shall not have any  obligation  to comply with the  provisions  of this  Section 21 if the Trustee does not actual knowledge that Certificates are held by non-U.S. Persons.

            Section 22..Ratification  of  Agreement.  With  respect  to  the  Series  issued hereby,  the Base Trust  Agreement  (including  the grant of a security  interest in Section
10.8 of the Agreement with respect to the Term Assets conveyed  hereunder),  as supplemented by this Series  Supplement,  is in all respects  ratified and confirmed,  and the Base Trust
Agreement as so supplemented by this Series  Supplement  shall be read,  taken and construed as one and the same instrument.  To the extent there is any inconsistency  between the terms of the Base Trust Agreement and this Series Supplement,  the terms of this Series Supplement shall govern.

            Section 23..Counterparts.  This Series  Supplement may be executed in any number of  counterparts,  each of which so executed  shall be deemed to be an original,  but all of such counterparts shall together constitute but one and the same instrument.

            Section 24..Governing Law. This Series  Supplement and each  Certificate  issued hereunder  shall be governed by and  construed in  accordance  with the laws of the State of
New  York  applicable  to  agreements  made and to be  performed  entirely  therein  without reference to such State's  principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby,  and the obligations,  rights and remedies of the parties  hereunder  shall be determined  in  accordance  with such laws.
The  State of New  York is the  securities  intermediary's  jurisdiction  of the  Securities
Intermediary for purposes of the UCC.

            Section 25..Establishment of Certificate  Account.  The Securities  Intermediary
and the Trustee hereby represent and warrant that:

(a)   The Certificate Account for the Trust is a "securities  account" within the meaning of
Section  8-501  of the UCC and is held  only in the name of the  Trustee  on  behalf  of the
Trust. The Securities Intermediary is acting in the capacity of a "securities  intermediary"
within the meaning of Section 8-102(a)(14) of the UCC;

(b)   All Term  Assets  have been  credited  to the  Certificate  Account by the  Securities
Intermediary; and

            (c)   The  Certificate  Account is an account to which  financial  assets are or may be  credited,  and the  Securities  Intermediary  shall treat the Trustee as entitled to exercise the rights that comprise any financial asset credited to the Certificate Account.

            Section 26..Certificate  of  Compliance.  The  Depositor  shall  deliver  to the
Trustee  on or  prior  to June 30 of each  year  prior  to a  Trust  Termination  Event  the
Officer's  Certificate  as to  compliance  as required  by Section  6.1(b) of the Base Trust
Agreement.

            Section 27..Appointment  of  Co-Trustee.  The Depositor  and the Trustee  hereby appoint U.S. Bank National Association, a national banking association,  as co-trustee under the  Agreement.  Any action  required to be taken by the  Trustee may be taken by U.S.  Bank
National  Association,  as  co-trustee,  in  full  satisfaction  of the  obligations  of the
Trustee,  provided,  however,  the Term Assets shall be transferred to the Trustee,  and the
Trustee shall pay the full purchase  price thereof in accordance  with the terms hereof.  By its acceptance of this Series Supplement,  U.S. Bank National Association hereby accepts its appointment as co-trustee under the Agreement.

            Section 28..Securities   Provisions   for  Class  B   Certificates   .  Class  B
Certificates  sold in the United States or to U.S. Persons (as defined in Regulation S under the Securities  Act) shall be offered  solely to persons that are  "qualified  institutional buyers"  as  defined in Rule 144A under the  Securities  Act in  accordance  with Rule 144A.
Each  purchaser  of the Class B  Certificates  that is a U.S.  Person will be deemed to have represented  that it constitutes a "qualified  institutional  buyer" as defined in Rule 144A under the Securities Act.

            At any time when the Trust is not  subject  to Section 13 or 15(d) of the United
States  Securities  Exchange  Act of 1934,  as  amended,  upon the  request  of any  Class B
Certificateholder,  the Trustee on behalf of the Trust shall promptly  furnish to such Class
B Certificateholder or to a prospective  purchaser of any Class B Certificate  designated by such Class B  Certificateholder,  as the case may be, the  information  which the  Depositor determines to be required to be delivered  pursuant to Rule 144A(d)(4)  under the Securities
Act  ("Rule   144A   Information")   in  order  to  permit   compliance   by  such  Class  B
Certificateholder  with Rule 144A in connection  with the resale of such Class B Certificate by such Class B Certificateholder;  provided,  however, that the Trust shall not be required to  provide  audited  financial  statements  more than once a year or to  furnish  Rule 144A
Information in connection  with any request made on or after the date that is two years from the later of (i) the date such Class B Certificate (or any predecessor  Class B Certificate)
was acquired  from the Trust or (ii) the date such Class B Certificate  (or any  predecessor
Class B  Certificate)  was last acquired from an "affiliate" of the Trust within the meaning of Rule 144, in each case as determined by the Depositor.

            Class  B  Certificates  sold  to  non-U.S.  Persons  shall  be  sold  solely  in accordance with Regulation S under the Securities Act.

            Section 29..Reporting  Obligations.  The Depositor  shall advise and  reasonably cooperate with the Trustee as to what  information,  if any, is required by Rule  144A(d)(4)
under the  Securities  Act and the  Trustee  shall be entitled to rely on such advice of the
Depositor.

            Section 30..Statement  of Intent.  It is the  intention  of the  parties  hereto that, for purposes of federal income taxes,  state and local income and franchise  taxes and any other taxes  imposed  upon,  measured  by or based upon gross or net  income,  the Trust shall be treated as a grantor  trust,  but  failing  that,  as a  partnership  (other than a publicly  traded  partnership  treated as a  corporation).  The parties  hereto  agree that, unless otherwise  required by appropriate tax authorities,  the Trust shall file or cause to be filed annual or other  necessary  returns,  reports and other forms  consistent with such intended  characterization.  In the event that the Trust is characterized by appropriate tax authorities as a partnership  for federal income tax purposes,  each  Certificateholder,  by its acceptance of its  Certificate,  agrees to report its  respective  share of the items of income,  deductions,  and  credits  of the  Trust on its  respective  returns  (making  such elections  as to  individual  items  as may be  appropriate)  in  accordance  with  Treasury
Regulations  Section  1.761-2(b)  (the "761  Election") and in a manner  consistent with the exclusion of the Trust from partnership tax accounting.  The terms of the Agreement shall be interpreted to further these  intentions of the parties.  In mutual  consideration  for each
Certificateholder's  purchase of a  Certificate,  each such  Certificateholder  is deemed to agree not to delegate  (for a period of more than one year)  authority to purchase,  sell to exchange its Certificate to any person.

            Each   Certificateholder  (and  each  beneficial  owner  of  a  Certificate)  by acceptance of its Certificate (or its beneficial interest therein) agrees,  unless otherwise required  by  appropriate  tax  authorities,  to file its own tax  returns  and reports in a manner consistent with the characterization indicated above.

            Section 31..Filing  of  Partnership  Returns.  In the  event  that the  Trust is characterized  (by appropriate  tax  authorities) as a partnership for United States federal income tax purposes, and the 761 Election is ineffective,  the Depositor agrees to reimburse the Trust for any expenses  associated  with the filing of  partnership  returns (or returns related thereto).

            Section 32.."Financial  Assets"  Election.  The Securities  Intermediary  hereby agrees  that the Term  Assets  credited  to the  Certificate  Account  shall be treated as a
"financial asset" within the meaning of Section 8-102(a)(9) of the UCC.

            Section 33..Trustee's   Entitlement  Orders.  If  at  any  time  the  Securities
Intermediary  shall receive any order from the Trustee  directing the transfer or redemption of any Term Assets credited to the Certificate  Account,  the Securities  Intermediary shall comply with such  entitlement  order without  further  consent by the Depositor or any other
Person.  The  Securities   Intermediary  shall  take  all  instructions  (including  without limitation  all  notifications  and  entitlement  orders)  with  respect to the  Certificate
Account solely from the Trustee.

            Section 34..Conflict with Other Agreements.  The Securities  Intermediary hereby confirms and agrees that:

            (a)  There  are  no  other  agreements   entered  into  between  the  Securities
Intermediary  and the Depositor with respect to the  Certificate  Account.  The  Certificate
Account  and all  property  credited to the  Certificate  Account is not subject to, and the
Securities  Intermediary  hereby waives, any lien,  security interest,  right of set off, or encumbrance  in favor of the  Securities  Intermediary  or any  Person  claiming  though the
Securities Intermediary (other than the Trustee);

            (b) It has not entered into,  and until the  termination  of the Agreement  will not enter into,  any agreement  with any other Person  relating to the  Certificate  Account and/or any financial  assets credited thereto pursuant to which it has agreed to comply with entitlement orders of any Person other than the Trustee; and

            (c) It has not entered into,  and until the  termination  of the Agreement  will not  enter  into,  any  agreement  with any  Person  purporting  to limit or  condition  the obligation of the Securities  Intermediary to comply with entitlement orders as set forth in
Section 32 hereof.

            Section 35..Additional  Trustee  and  Securities  Intermediary  Representations.
The Trustee and the Securities Intermediary each hereby represents and warrants as follows:

            (a) The Trustee and the  Securities  Intermediary  each  maintains its books and records with respect to its securities accounts in the State of New York;

            (b) The Trustee and the  Securities  Intermediary  each has not granted any lien on the Term Assets nor are the Term Assets  subject to any lien on properties of the Trustee or the Securities  Intermediary in its individual  capacity;  the Trustee and the Securities
Intermediary  each has no actual knowledge and has not received actual notice of any lien on the Term Assets  (other than any liens of the Trustee in favor of the  beneficiaries  of the
Trust  Agreement);  other than the interests of the Trustee and the  Certificateholders  and the potential interests of the Warrantholders,  the books and records of the Trustee and the
Securities  Intermediary  each do not  identify any Person as having an interest in the Term
Assets; and

            (c) The Trustee and the Securities  Intermediary each makes no representation as to (i) the validity,  legality,  sufficiency or  enforceability of any of the Term Assets or
(ii) the  collectability,  insurability,  effectiveness  or  suitability  of any of the Term
Assets.

            Section 36..Additional   Depositor   Representations.   The   Depositor   hereby
represents and warrants to the Trustee as follows:

            (a)   Immediately  prior  to the  sale of the  Term  Assets  to the  Trust,  the
Depositor  owned and had good and marketable  title to the Term Assets free and clear of any lien, claim or encumbrance of any Person.

            (b)   The  Depositor  has received all  consents and  approvals  required by the terms of the Term Assets to the sale to the Trustee of its  interest  and rights in the Term
Assets as contemplated by the Agreement; and

            (c)   The  Depositor  has  not  assigned,  pledged,  sold,  granted  a  security interest in or otherwise  conveyed any interest in the Term Assets (or, if any such interest has been  assigned,  pledged or otherwise  encumbered,  it has been  released),  except such interests  sold pursuant to the  Agreement.  The Depositor has not  authorized the filing of and is not  aware  of any  financing  statements  against  the  Depositor  that  includes  a description of the Term Assets,  other than any such filings pursuant to the Agreement.  The
Depositor is not aware of any judgment or tax lien filings against Depositor.

            Section  37  Report  to  Certificateholders.  Section  4.2  of  the  Base  Trust
Agreement is hereby  amended by deleting the following line from paragraph (v): "the current rating assigned by the Rating Agency thereon."

            Section 38..Certification Requirements.   The Trustee  agrees to obtain,  at the
Depositor's  direction and expense, a report of an independent public accountant  sufficient for the  Depositor  on  behalf of the Trust to  satisfy  its  obligations  with  respect  to certification requirements under Rules 13a-14 and 15d-14 of the Exchange Act.

                                       1

            IN WITNESS WHEREOF,  the parties hereto have caused this Series Supplement to be executed by their respective duly authorized officers as of the date first above written.

                                    STRUCTURED PRODUCTS CORP.

                                    By:  _/s/ Mark C. Graham___________________
                                                        Authorized Signatory

                                    U.S. BANK TRUST NATIONAL ASSOCIATION,
                                    as Trustee

                                    By:  _/s/ Marlene Fahey___________________
                                                         Responsible Officer

                                    U.S. BANK TRUST NATIONAL ASSOCIATION,
                                    as Securities Intermediary

                                    By:  _/s/ Marlene Fahey___________________
                                                         Responsible Officer

                                       1

ACCEPTED AND ACKNOWLEDGED BY:

U.S. BANK NATIONAL ASSOCIATION,
as Co-Trustee

By:_/s/ Marlene Fahey___________________
    Responsible Officer

                                      A-1
                                                                                   EXHIBIT A

                    IDENTIFICATION OF THE TERM ASSETS AS OF CLOSING DATE

Term Assets Issuer:             Goldman Sachs Capital I

Term Assets:                    6.345% Capital Securities due February 15, 2034

Original    Principal    Amount $2,750,000,000
Issued:
CUSIP No.:                      38143VAA7

Stated Interest Rate:           6.345% per annum

Interest Payment Dates:         February 15 and August 15

Maturity Date:                  February 15, 2034

Redemption:                     Goldman  has the  right  to  redeem  the  Junior
                                Debentures  in whole at any time or in part from
                                time  to   time   (provided   that  no   partial
                                redemption   may  occur   during  an   Extension
                                Period) (an "Optional Redemption"),  or in whole
                                at any time within 90 days after the  occurrence
                                of a  Tax  Event  or  Investment  Company  Event
                                (each  such term  defined  herein)  (a  "Special
                                Event  Redemption"),  in each  case,  at a price
                                equal  to  the   greater  of  (i)  100%  of  the
                                principal amount of the Junior  Debentures to be
                                redeemed or (ii) the sum of the  present  values
                                of   the   remaining   scheduled   payments   of
                                principal  and  interest  thereon  that would be
                                due from  the  redemption  date to the  maturity
                                date,  discounted  to the  redemption  date on a
                                semiannual  basis  at a  certain  treasury  rate
                                plus  (a) 20  basis  points,  in the  case of an
                                Optional  Redemption or (b) 50 basis points,  in
                                the case of a Special Event Redemption,  plus in
                                each case,  accrued  and unpaid  interest on the
                                principal amount of the Junior  Debentures being
                                redeemed  to the  date of  redemption.  Upon any
                                redemption of the Junior Debentures  (whether as
                                a result of an Optional  Redemption or a Special
                                Event  Redemption),  a like  amount  of the Term
                                Assets will be mandatorily redeemed.

Minimum Denomination:           $1,000

Currency of Denomination:       U.S. dollars

Form:                           Book-Entry

Term Assets Prospectus:         Prospectus  supplement  dated  February 12, 2004
                                related to a prospectus dated February 6, 2004

Term    Assets     Registration 333-112367
Statement:
Principal    Amount   of   Term $90,000,000
Assets  Deposited  Under  Trust
Agreement:

      The Term Assets will be held by the  Trustee as security  entitlements  credited to an account of the Trustee or its agent at The  Depository  Trust  Company,  New York,  New York
("DTC").

                                      B-1
                                                                                   EXHIBIT B

                    TERMS OF THE CLASS A CERTIFICATES AS OF CLOSING DATE

Maximum Number of Class A
  Certificates                     3,600,000
Aggregate Principal Amount
  of Class A Certificates:         $90,000,000
Authorized Denomination:           $25 and integral multiples thereof
Rating Agencies:                   Standard & Poor's  Ratings  Services,   and
                                   Moody's Investors Service, Inc.
Closing Date:                      April 15, 2004
Distribution Dates:                Any Scheduled  Distribution Date, the Class A
                                   Maturity  Date,  any Term  Assets  Redemption
                                   Distribution  Date or any Term Assets Default
                                   Distribution Date.
Interest Rate:                     6.000%
Class A Maturity Date:             February 15, 2034
Record Date:                       With respect to any  Distribution  Date,  the
                                   day immediately  preceding such  Distribution
                                   Date.
Trustee's Fees:                    The  Trustee's  fees  shall be payable by the
                                   Depositor   pursuant   to  a   separate   fee
                                   agreement   between   the   Trustee  and  the
                                   Depositor.
Initial Certificate Registrar:     U.S. Bank Trust National Association
Corporate Trust Office:            U.S. Bank Trust National Association
                                   100 Wall Street, Suite 1600
                                   New York, New York  10005
                                   Attention:  Corporate Trust Department,
                                   Regarding CorTS® Trust II For Goldman Sachs
                                   Capital I

                                                                                   EXHIBIT C

                    TERMS OF THE CLASS B CERTIFICATES AS OF CLOSING DATE

Aggregate Notional Amount
  of Class B Certificates:         $90,000,000
Authorized Denomination:           $100,000 and integral  multiples of $1,000 in
                                   excess thereof
Rating Agencies:                   Standard & Poor's  Ratings  Services,   and
                                   Moody's Investors Service, Inc.
Closing Date:                      April 15, 2004
Distribution Dates for             As  applicable,  any  Scheduled  Distribution
  the Class B Certificates:        Date,  the Class B  Maturity  Date,  any Term
                                   Assets  Redemption  Distribution  Date or any
                                   Term Assets Default Distribution Date.
Interest Rate:                     0.345%
Class B Maturity Date              February 15, 2034
Record Date:                       With respect to any  Distribution  Date,  the
                                   day immediately  preceding such  Distribution
                                   Date.
Trustee's Fees:                    The  Trustee's  fees  shall be payable by the
                                   Depositor   pursuant   to  a   separate   fee
                                   agreement   between   the   Trustee  and  the
                                   Depositor.
Initial Certificate Registrar:     U.S. Bank Trust National Association
Corporate Trust Office:            U.S. Bank Trust National Association
                                   100 Wall Street, Suite 1600
                                   New York, New York  10005
                                   Attention:  Corporate Trust Department,
                                   Regarding CorTS® Trust II For Goldman Sachs
                                   Capital I

                                      D-1
                                                                                   EXHIBIT D

                                FORM OF CLASS A CERTIFICATE

THIS  CLASS A  CERTIFICATE  REPRESENTS  AN  UNDIVIDED  INTEREST  IN THE  TRUST  AND DOES NOT
EVIDENCE AN OBLIGATION  OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY THE DEPOSITOR OR THE
TRUSTEE OR ANY OF THEIR  RESPECTIVE  AFFILIATES.  NEITHER THIS CLASS A  CERTIFICATE  NOR THE
TRUST ASSETS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON.

UNLESS  THIS  CLASS A  CERTIFICATE  IS  PRESENTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY TRUST COMPANY,  A NEW YORK  CORPORATION  ("DTC") OR ITS AGENT FOR REGISTRATION OF
TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CLASS A  CERTIFICATE  ISSUED IS REGISTERED IN THE
NAME OF CEDE&CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE OF
DTC (AND ANY  PAYMENT IS MADE TO CEDE&CO. OR TO SUCH OTHER  ENTITY AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE REGISTERED  OWNER HEREOF,  CEDE&
CO., HAS AN INTEREST HEREIN.

CERTIFICATE NUMBER                                        Class A Certificates
CUSIP:                                           Certificate Principal Balance

                                CORTS® CLASS A CERTIFICATES

evidencing  an  undivided  interest  in the  Trust,  as defined  below,  the assets of which include 6.345% Capital Securities, due February 15, 2034, issued by Goldman Sachs Capital I.

This Class A  Certificate  does not  represent an interest in or obligation of the Depositor or any of its affiliates.

      THIS  CERTIFIES  THAT  Cede & Co.  is  the  registered  owner  of  a  nonassessable, fully-paid,  fractional  undivided  interest in CorTS® Trust II For Goldman  Sachs Capital I
(the "Trust") formed by Structured Products Corp., as depositor (the "Depositor").

      The Trust was created  pursuant to a Base Trust  Agreement,  dated as of December  15,
2000 (as amended and  supplemented,  the  "Agreement"),  between the Depositor and U.S. Bank
Trust National Association,  a national banking association,  not in its individual capacity but solely as Trustee (the  "Trustee"),  as  supplemented by the CorTS®  Supplement  2004-5, dated as of April 15, 2004 (the "Series  Supplement" and,  together with the Agreement,  the
"Trust  Agreement"),  between the Depositor and the Trustee.  This Class A Certificate  does not purport to  summarize  the Trust  Agreement  and  reference  is hereby made to the Trust
Agreement for  information  with respect to the interests,  rights,  benefits,  obligations, proceeds and duties evidenced  hereby and the rights,  duties and obligations of the Trustee with  respect  hereto.  A copy of the Trust  Agreement  may be obtained  from the Trustee by written request sent to the Corporate Trust Office.  Capitalized  terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

      This Class A  Certificate  is one of the duly  authorized  Certificates  designated as
"CorTS®  Class A  Certificates"  (herein  called  the  "Class  A  Certificate"  or  "Class A
Certificates").  This  Class A  Certificate  is issued  under and is  subject  to the terms, provisions and  conditions of the Trust  Agreement,  to which Trust  Agreement the Holder of this  Class A  Certificate  by virtue of the  acceptance  hereof  assents  and by which such
Holder is bound.  The assets of the Trust  include the Term  Assets and all  proceeds of the
Term  Assets.  Additional  Term  Assets may be sold to the Trustee  and  additional  Class A
Certificates may be  authenticated  and delivered from time to time as provided in the Trust
Agreement,  which additional Class A Certificates shall rank pari passu with all other Class
A Certificates issued in accordance with the Series Supplement.

      Under the Trust  Agreement,  there shall be distributed on the dates  specified in the
Trust  Agreement  (a  "Distribution  Date"),  to the  person  in  whose  name  this  Class A
Certificate is registered at the close of business on the related Record Date,  such Class A
Certificateholder's  fractional  undivided  interest in the amount of  distributions  of the
Trust Assets to be  distributed to Class A  Certificateholders  on such  Distribution  Date.
Unless an  Extension  Period is in effect,  the Term Assets will pay interest on February 15 and August 15 of each year,  except that the final  payment of interest  will be on February
15, 2034,  with the first interest  payment date occurring on August 15, 2004. The principal of the Term Assets is scheduled to be paid on February 15, 2034.

      The  distributions  in respect of this Class A Certificate are payable in such coin or currency  of the United  States of  America  as at the time of  payment is legal  tender for payment of public and private debts as set forth in the Series Supplement.

      The Term Assets held by the Trust are subject to the rights of the Warrantholders,  as provided for in the Series Supplement, and each Class A Certificateholder,  by accepting its
Class A Certificate,  acknowledges such rights and the possibility of an early redemption of the Class A Certificates in accordance with the terms of the Series Supplement.

      It is the  intent of the  Depositor,  the Class A  Certificateholders  and the Class B
Certificateholders  that the Trust will be  classified  as a grantor  trust under subpart E,
Part I of subchapter J of the Internal  Revenue Code of 1986, as amended,  and failing that, as a partnership  (other than a publicly traded  partnership  treated as a corporation).  In the event that the Trust is  characterized  by appropriate  tax authorities as a partnership for  federal  income  tax  purposes,  each  Certificateholder,  by  its  acceptance  of  its
Certificate,  agrees to report its respective share of the items of income,  deductions, and credits of the Trust on its  respective  returns  (making such  elections  as to  individual items as may be  appropriate)  in accordance with Treasury  Regulations  Section  1.761-2(b)
(i.e.,  in a  manner  consistent  with the  exclusion  of the  Trust  from  partnership  tax
accounting).   In  mutual   consideration  for  each   Certificateholder's   purchase  of  a
Certificate,  each such  Certificateholder  is deemed to agree not to delegate (for a period of more than one year)  authority  to  purchase,  sell or exchange  its  Certificate  to any person.  Except as otherwise required by appropriate taxing  authorities,  the Depositor and the Trustee,  by  executing  the Trust  Agreement,  and each Class A  Certificateholder,  by acceptance of a Class A  Certificate,  agrees to treat,  and to take no action  inconsistent with such  intentions  and the  provisions of the Trust  Agreement  shall be  interpreted to further these intentions of the parties.

      Each Class A Certificateholder,  by its acceptance of a Class A Certificate, covenants and agrees  that such Class A  Certificateholder  shall not,  prior to the date which is one year and one day after  the  termination  of the Trust  Agreement,  acquiesce,  petition  or otherwise  invoke or cause the Depositor to invoke the process of any court or  governmental authority for the purpose of  commencing  or  sustaining a case against the Depositor  under any federal or state bankruptcy,  insolvency,  reorganization or similar law or appointing a receiver, liquidator,  assignee, trustee, custodian,  sequestrator or other similar official of the  Depositor or any  substantial  part of its  property,  or ordering the winding up or liquidation of the affairs of the Depositor.

      The Trust Agreement permits the amendment thereof, in certain  circumstances,  without the consent of the Holders of any of the Class A Certificates.

      Unless  the  certificate  of  authentication  hereon  shall have been  executed  by an authorized  officer of the Trustee by manual  signature,  this Class A Certificate shall not entitle  the Holder  hereof to any  benefit  under the Trust  Agreement  or be valid for any purpose.

      A copy of the Trust  Agreement  is  available  upon  request  and all of its terms and conditions are hereby incorporated by reference and made a part hereof.

      THIS CLASS A CERTIFICATE  SHALL BE CONSTRUED IN ACCORDANCE  WITH THE LAWS OF THE STATE
OF NEW YORK,  WITHOUT  REFERENCE TO ITS  CONFLICT OF LAW  PROVISIONS,  AND THE  OBLIGATIONS,
RIGHTS AND REMEDIES OF THE PARTIES  HEREUNDER  SHALL BE DETERMINED  IN ACCORDANCE  WITH SUCH
LAWS.

      IN WITNESS  WHEREOF,  the  Trustee  has caused  this  Class A  Certificate  to be duly executed by its manual or facsimile signature.

                                    U.S.  BANK  TRUST  NATIONAL  ASSOCIATION,   not  in  its
                                    individual   capacity   but   solely  as   Trustee   and
                                    Authenticating Agent

                                    By:
                                                        Authorized Signatory

                                      E-3

                                      E-1
                                                                                   EXHIBIT E

                                    FORM OF CALL WARRANT

                        CORTS® TRUST II FOR GOLDMAN SACHS CAPITAL I

                                        Call Warrant

                                 Dated as of April 15, 2004

THIS  CALL  WARRANT  HAS NOT  BEEN,  AND THE  WARRANTS  REPRESENTED  HEREBY  HAVE NOT  BEEN,
REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS AMENDED,  AND MAY NOT BE TRANSFERRED,  SOLD
OR  OTHERWISE  DISPOSED  OF  EXCEPT  WHILE A  REGISTRATION  UNDER  SUCH ACT IS IN  EFFECT OR
PURSUANT  TO AN  EXEMPTION  THEREFROM  UNDER SUCH ACT.  THIS CALL  WARRANT  AND ANY  WARRANT
REPRESENTED  HEREBY MAY BE TRANSFERRED  ONLY IN COMPLIANCE WITH THE CONDITIONS  SPECIFIED IN
THIS CALL WARRANT AND MAY NOT BE TRANSFERRED TO CITIGROUP  GLOBAL MARKETS INC. OR STRUCTURED
PRODUCTS CORP.

                        CORTS® TRUST II FOR GOLDMAN SACHS CAPITAL I

                                        Call Warrant

_________ Warrants; Each Warrant Relating to $1,000 principal amount of Term Assets

No. ______        ......                                    April 15, 2004

      CORTS® Trust II For Goldman Sachs Capital I (the  "Trust"),  a trust created under the laws of the State of New York pursuant to a Base Trust  Agreement,  dated as of December 15,
2000 (the "Agreement"),  between  Structured  Products Corp. (the "Depositor") and U.S. Bank
Trust National Association,  a national banking association,  not in its individual capacity but solely as Trustee (the  "Trustee"),  as  supplemented by the CorTS®  Supplement  2004-5, dated as of April 15, 2004 (the "Series  Supplement" and,  together with the Agreement,  the
"Trust  Agreement"),  between the  Depositor  and the Trustee,  for value  received,  hereby
certifies  that   ____________________  or  registered  assigns,  is  entitled  to  purchase
$___________  principal  amount of the assets set forth on  Schedule 1 hereto in whole or in part on any  Warrant  Exercise  Date (as  defined  below)  designated  by the holder of this instrument (this "Call Warrant") at a purchase price equal to the Warrant Exercise  Purchase
Price (as defined below), all subject to the terms and conditions set forth below.

      Certain  capitalized terms used in this Call Warrant are defined in Article IV hereof;
capitalized  terms used but not defined herein shall have the respective  meanings set forth in the Trust Agreement;  references to an "Exhibit" are, unless otherwise specified,  to one of the Exhibits  attached to this Call Warrant and  references  to a "Section"  are,  unless otherwise specified, to one of the sections of this Call Warrant.

                                         Article I

                                    Exercise of Warrants

      Section I.1 Manner  of  Exercise.  (a)  This  Call  Warrant  may be  exercised  by the holder hereof (each, a "Warrantholder"),  in whole or in part, on any Warrant Exercise Date, set forth in the prior written notice to the Warrant Agent and the Trustee  delivered at any time on or before the  Business  Day that is at least  fifteen (15) days before such Warrant
Exercise  Date,  by surrender  of this Call  Warrant to the Warrant  Agent at its office set forth in Section  VI.3 hereof no later than 11:00 a.m.  (New York City time) on such Warrant
Exercise Date;  provided that such holder shall have made payment to the Warrant  Agent,  by wire transfer or other  immediately  available funds acceptable to the Warrant Agent, in the amount of the applicable  Warrant  Exercise  Purchase Price, in a manner such that funds are available  to the  Warrant  Agent no later  than  11:00  a.m.  (New York City  time) on such
Warrant  Exercise Date, and such holder shall  thereupon be entitled to delivery of the Term
Assets equal to $1,000 per Call Warrant purchased  hereunder in accordance with this Article
I; provided  further that the  Warrantholder  may not exercise this Call Warrant at any time when such Warrantholder is insolvent, and in connection therewith,  such Warrantholder shall be required to certify that it is solvent at the time of exercise settlement,  by completing the Form of  Subscription  attached to this Call Warrant and delivering  such completed Form of Subscription to the Trustee on or prior to the Warrant Exercise Date.

            (b) The Warrant Agent shall notify the Trustee  immediately  upon receipt by the
Warrant  Agent of a notice by the holder of this Call Warrant and upon receipt of payment of the applicable  Warrant  Exercise  Purchase Price from such holder pursuant to clause (a) of this Section I.1. The Warrant  Agent shall  transfer  each payment made by the holder hereof pursuant to clause (a) of this Section I.1 to the Trustee in  immediately  available  funds, for  application  pursuant  to the Trust  Agreement  no later than 1:00 p.m.  (New York City time) on the applicable Warrant Exercise Date (and,  pending such transfer,  shall hold each such payment for the benefit of the holder hereof in a segregated trust account).

            (c) A notice by the holder of a Call  Warrant  does not  impose any  obligations on a holder of a Call Warrant in any way to pay any Warrant  Exercise  Purchase  Price.  If,
by 11:00 a.m.  (New York City time) on the  Warrant  Exercise  Date,  the holder of the Call
Warrant being exercised has not paid the Warrant Exercise  Purchase Price,  then such notice shall  automatically  expire and none of the holder of such Call Warrant,  the Warrant Agent and the  Trustee  shall have any  obligations  with  respect to such notice by the holder of such Call  Warrant.  The  expiration of a notice by the holder of this Call Warrant shall in no way affect a holder of a Call  Warrant's  right to  subsequently  deliver a notice  which satisfies the terms of the Trust Agreement.

            (d) In the event of a partial  redemption  of the Term Assets by the Term Assets
Issuer,  if the holders of the Call  Warrants  fail to  exercise  their Call  Warrants  with respect to all Term Assets  redeemed in such partial  redemption  (or such Call Warrants are not deemed to be exercised  automatically),  the number of outstanding Warrants held by each
Warrantholder  shall be reduced  proportionately  so that the amount of Term Assets callable by the exercise of Call  Warrants  equals the amount of Term Assets  remaining in the Trust.
The  Warrant  Agent shall make such  adjustments  to its  records as shall be  necessary  to reflect such reductions and shall notify each Warrantholder of such adjustments.

            (e)  The  Call  Warrants  will  become  immediately   exercisable  upon  an  SEC
Reporting  Failure  (whether  such SEC  Reporting  Failure  occurs before or after April 15,
2009) and, if the Call Warrants are in the money,  as defined in the Trust  Agreement,  they will be deemed to be exercised  without  further  action by the  Warrantholders  and will be cash  settled  concurrently  with the  distribution  to  Certificateholders,  as provided in
Section 10(j) of the Trust Agreement.

            (f)   Upon the  occurrence of a redemption of the Term Assets by the Term Assets
Issuer  (whether as a result of an Optional  Redemption  or a Special Event  Redemption  and
whether such redemption occurs before or after April 15, 2009), Call Warrants  proportionate to the amount of Term Assets to be redeemed will become  immediately  exercisable,  on a pro rata basis for each  holder of Call  Warrants  and,  if in the  money,  will be deemed to be exercised and will be cash settled for an amount equal to any remaining  redemption proceeds after the payments  made pursuant to clauses (i) through (iii) in Section 10(g) of the Trust
Agreement.  In the  event  of a  partial  redemption  of the  Term  Assets,  the  number  of outstanding  Warrants held by each  Warrantholder  shall be reduced  proportionately so that the amount of Term Assets  callable by the  exercise of Call  Warrants  equals the amount of
Term Assets remaining in the Trust.

      Section I.2 Transfer  of  Term  Assets.   (a)  As  soon  as  practicable   after  each
surrender of this Call Warrant,  in whole or in part, and no later than 11:00 a.m. (New York
City time) on the Warrant  Exercise  Date and upon  satisfaction  of all other  requirements described in this Call Warrant,  the Warrant  Agent shall  instruct the Trustee to cause the
Term  Assets  represented  by  the  number  of  Warrants  being  exercised  hereunder  to be registered on the  book-entry  system of the related  depositary in the  registered  name or names  furnished  by the  holder,  and, in case such  exercise  is in part only,  a new Call
Warrant of like tenor,  representing the remaining outstanding Warrants of the holder, shall be  delivered  by the  Warrant  Agent to the holder  hereof.  The  Trustee  shall  cause the delivery of such  portion of the Term Assets to the holder or its nominee no later than 1:00
p.m.  (New York City  time) on the  applicable  Warrant  Exercise  Date in  accordance  with
Section 8(c) of the Trust Agreement.

      (b) If any Call Warrant is exercised in connection  with a partial  redemption of Term
Assets, the Trustee shall, to the extent possible,  deliver to the exercising Warrantholder,
Term Assets that have been selected for redemption.

      Section I.3 Cancellation   and   Destruction  of  Call  Warrant.   All  Call  Warrants
surrendered  to the Warrant Agent for the purpose of exercise (in whole or in part) pursuant to Section I.1 and actually  exercised,  or for the purpose of transfer or exchange pursuant to Article  III,  shall be  cancelled by the Warrant  Agent,  and no Call  Warrant  shall be issued in lieu thereof  (other than that  reflecting  any such  transfer or  exchange).  The
Warrant Agent shall destroy all cancelled Call Warrants.

      Section I.4 No Rights as Holder of Term Assets  Conferred  by  Warrants.  Prior to the
exercise hereof,  this Call Warrant shall not entitle the holder hereof to any of the rights of a holder of the Term  Assets,  including,  without  limitation,  the right to receive the payment  of any  amount  on or in  respect  of the  Term  Assets  or to  enforce  any of the covenants of the Trust Agreement.

                                         Article II

                                  Restrictions on Transfer

      Section II.1......Restrictive  Legends.  Except as otherwise permitted by this Article
II, each Call  Warrant  (including  each Call  Warrant  issued upon the transfer of any Call
Warrant) shall be issued with a legend in substantially the following form:

            "This Call Warrant has not been,  and the Warrants  represented  hereby have not been,  registered under the Securities Act of 1933, as amended,  and may not be transferred, sold or  otherwise  disposed of except while a  registration  under such Act is in effect or pursuant  to an  exemption  therefrom  under such Act.  This Call  Warrant  and any  Warrant represented  hereby may be transferred  only in compliance with the conditions  specified in this Call Warrant and may not be transferred to Citigroup  Global Markets Inc. or Structured
Products Corp."

      Section II.2......Notice of  Proposed  Transfer;  Opinions  of  Counsel.  Prior to any
transfer  of any Call  Warrant or portion  thereof,  the  holder  hereof  will give five (5)
Business Days (or such lesser period  acceptable to the Warrant  Agent) prior written notice to the Warrant  Agent of such  holder's  intention to effect such  transfer and to comply in all other  respects  with this Section  II.2.  Each  transfer of a portion of a Call Warrant must be for a whole number of Warrants.

      (a) If such  transfer of Call  Warrants is being made  pursuant to Rule 144A under the
Securities  Act,  as a  condition  precedent  to  the  proposed  transfer,  the  prospective transferee  must  certify  that it is a  "qualified  institutional  buyer"  as such  term is defined in Rule 144A under the Securities Act; and

      (b) If such transfer of Call  Warrants is not being made  pursuant to Rule 144A,  each notice of a  proposed  transfer  (i) shall  describe  the manner  and  circumstances  of the proposed  transfer  in  sufficient  detail to enable  counsel  for the  holder to render the opinions  referred to below,  and (ii) shall  designate  counsel for the holder  giving such notice.  The holder giving such notice will submit a copy thereof to the counsel  designated in such notice.  If (A) in the opinion of such counsel for the holder the proposed  transfer may be effected  without  registration  of such Call Warrant under the  Securities Act (such opinion  stating  the  basis for such  determination)  and (B) such  opinion  is in form and substance reasonably  satisfactory to the Depositor and the Warrant Agent, such holder shall thereupon  be entitled to transfer  such Call  Warrant in  accordance  with the terms of the notice  delivered by such holder to the Warrant  Agent.  No such opinion of counsel shall be required in the event the  transfer is being made to a  "qualified  institutional  buyer" as defined in Rule 144A under the Securities Act as  contemplated in clause (a) of this Section
II.2.

      Each  instrument  representing  such Call Warrant or portion thereof issued upon or in connection  with such transfer shall bear the  restrictive  legend required by Section II.1, unless the Warrant Agent shall have received an opinion of counsel  reasonably  satisfactory to the Warrant  Agent and the  Depositor  that such  legend is no longer  required to ensure compliance with the Securities Act.

                                        Article III
                      Registration and Transfer of Call Warrants, etc.

      Section III.1.....Warrant  Register;  Ownership of Call  Warrants.  The Warrant  Agent
will keep a register in which the Warrant  Agent will provide for the  registration  of Call
Warrants and the  registration of transfers of Call Warrants  representing  whole numbers of
Warrants.  The  Trustee  and the  Warrant  Agent may treat the Person in whose name any Call
Warrant is  registered  on such  register  as the owner  thereof for all  purposes,  and the
Trustee and the Warrant Agent shall not be affected by any notice to the contrary.

      Section III.2.....Transfer and Exchange of Call  Warrants.  Upon surrender of any Call
Warrant  for  registration  of transfer or for  exchange to the Warrant  Agent,  the Warrant
Agent shall  (subject to  compliance  with  Article II) execute and  deliver,  and cause the
Trustee,  on behalf of the Trust, to execute and deliver,  in exchange therefor,  a new Call
Warrant of like tenor and  evidencing a like whole  number of Warrants,  in the name of such holder or as such holder (upon payment by such holder of any  applicable  transfer  taxes or government charges) may direct.

      Section III.3.....Replacement  of Call Warrants.  Upon receipt of evidence  reasonably satisfactory to the Warrant Agent of the loss, theft,  destruction or mutilation of any Call
Warrant and, in the case of any such loss,  theft or destruction  of any Call Warrant,  upon delivery of an indemnity bond in such reasonable  amount as the Warrant Agent may determine, or,  in the case of any such  mutilation,  upon  the  surrender  of such  Call  Warrant  for cancellation  to the Warrant Agent,  the Warrant Agent shall execute and deliver,  and cause the Trustee,  on behalf of the Trust,  to execute and deliver,  in lieu thereof,  a new Call
Warrant of like tenor bearing a number not contemporaneously outstanding.

      Section III.4.....Execution  and  Delivery of Call  Warrants by Trustee.  The Trustee,
on behalf of the Trust,  hereby agrees  (subject to  compliance  with Article II) to execute and deliver such new Call  Warrants  issued in  accordance  with Section I.2 or this Article
III as the Warrant Agent shall request in accordance herewith.

                                         Article IV

                                        Definitions

      As used herein,  unless the context otherwise  requires,  the following terms have the following respective meanings:

            "Business Day":  As defined in the Trust Agreement.

            "Call Warrant":  This instrument.

            "Closing Date":  April 15, 2004.

            "Depositor":  As  defined  in the  introduction  to this  Call  Warrant,  or any successor thereto under the Trust Agreement.

            "Depositor Order":  As defined in the Trust Agreement.

            "Person":   Any   individual,    corporation,    partnership,   joint   venture,
association, joint stock company, trust (including any beneficiary thereof),  unincorporated organization or government or any agency or political subdivision thereof.

            "Rating  Agencies":  Standard&Poor's  Ratings  Services and Moody's  Investors
Service, Inc. and any successor thereto.

            "Responsible Officer":  As defined in the Trust Agreement.

            "Securities  Act": The Securities Act of 1933, or any similar  federal  statute, and the rules and  regulations  of the  Commission  thereunder,  all as the same shall be in effect at the time.

            "Trust":  As defined in the introduction to this Call Warrant.

            "Trust  Agreement":  The Base Trust  Agreement,  dated as of December  15, 2000, between the Depositor and the Trustee,  as  supplemented  by the CorTS®  Supplement  2004-5, dated as of April  15,  2004,  between  the  Depositor  and the  Trustee,  incorporating  by reference the definitions and  assumptions  thereto,  as the same may be amended or modified from time to time.

            "Trustee":  As defined in the  introduction  to this  Warrant,  or any successor thereto under the Trust Agreement.

            "Warrant":  The right to purchase,  on a pro rata basis,  an aggregate of $1,000 in par amount of the Term Assets.

            "Warrant  Agent":  U.S.  Bank Trust  National  Association,  a national  banking association, in its capacity as warrant agent hereunder, or any successor thereto hereunder.

            "Warrant Class B Purchase  Price":  The present value of any scheduled  interest distributions  due from the Warrant  Exercise Date  (assuming  that the Class B Certificates are paid when due and are not  redeemed  prior to the Class B  Maturity  Date and  excluding accrued  and  unpaid  interest  thereon  to  the  Warrant  Exercise  Date)  on the  Class  B
Certificates  with a Notional Amount equal to the principal  amount of the Term Assets to be purchased,  discounted  to the  Warrant  Exercise  Date on a  semiannual  basis at a rate of
6.000% per annum.

            "Warrant  Exercise  Date":  Any  Business  Day on or after April 15,  2009,  any
Business Day after the Term Assets  Issuer gives notice  indicating  its intention to redeem the  Term  Assets  (whether  as a  result  of an  Optional  Redemption  or a  Special  Event
Redemption) as set forth in the notice from the  Warrantholder  to the Warrant Agent and the
Trustee.

            "Warrant  Exercise  Purchase Price": An amount paid by the Warrantholder on each
Warrant  Exercise Date equal to the sum of (i) the principal amount of the Term Assets being purchased  pursuant to the exercise of the Call  Warrants  plus accrued and unpaid  interest thereon to and  including  the Warrant  Exercise  Date and (ii) the Warrant Class B Purchase
Price.

                                         Article V

                                       Warrant Agent

      Section V.1 Limitation  on  Liability.  The Warrant Agent shall be protected and shall incur no  liability  for or in  respect of any action  taken,  suffered  or omitted by it in connection with its  administration  of the Call Warrants in reliance upon any instrument of
assignment  or  transfer,  power  of  attorney,  endorsement,   affidavit,  letter,  notice,
direction,  consent,  certificate,  statement  or other  paper  or  document  in good  faith believed by it to be genuine and to be signed,  executed and, where necessary,  verified and acknowledged, by the proper Person or Persons.

      Section V.2 Duties of Warrant Agent.  The Warrant Agent  undertakes  only the specific duties and obligations imposed hereunder upon the following terms and conditions,  by all of which the  Depositor,  the Trust,  the Trustee and each  holder of a Call  Warrant  shall be bound:

            (a)   The  Warrant  Agent  may  consult  with  legal  counsel  (who may be legal counsel for the  Depositor),  and the  opinion of such  counsel  shall be full and  complete authorization  and  protection  to the Warrant Agent as to any action taken or omitted by it in good faith and in  accordance  with such  opinion,  provided the Warrant Agent shall have exercised reasonable care in the selection by it of such counsel.

            (b)   Whenever in the  performance  of its duties  hereunder,  the Warrant Agent shall deem it  necessary or desirable  that any fact or matter be proved or  established  by the Depositor or the Trustee prior to taking or suffering  any action  hereunder,  such fact or matter may be deemed to be conclusively  proved and established by a Depositor Order or a certificate  signed by a  Responsible  Officer of the Trustee and  delivered  to the Warrant
Agent; and such certificate shall be full  authorization to the Warrant Agent for any action taken or suffered in good faith by it hereunder in reliance upon such certificate.

            (c)   The  Warrant  Agent  shall be  liable  hereunder  only  for its own  gross negligence, willful misconduct or bad faith.

            (d)   The  Warrant  Agent  shall  not be  liable  for or by reason of any of the statements of fact or recitals contained herein or be required to verify the same.

            (e)   The  Warrant  Agent  shall not have any  responsibility  in respect of and makes no  representation  as to the  validity  of this Call  Warrant  or the  execution  and delivery  hereof  (except the due execution  hereof by the Warrant  Agent);  nor shall it be responsible for any breach by the Trust of any covenant or condition  contained in this Call
Warrant;  nor shall it by any act hereunder be deemed to make any representation or warranty as to the Term Assets to be purchased hereunder.

            (f)   The  Warrant   Agent  is  hereby   authorized   and   directed  to  accept
instructions  with respect to the  performance of its duties  hereunder from the Chairman of the Board, the Chief Executive Officer,  Chief Financial  Officer,  Chief Operating Officer,
President,  a Vice President,  its Treasurer,  an Assistant  Treasurer,  its Secretary or an
Assistant  Secretary of the Depositor,  and any Responsible  Officer of the Trustee,  and to
apply to such  officers for advice or  instructions  in connection  with its duties,  and it shall not be liable  for any  action  taken or  suffered  to be taken by it in good faith in accordance with instructions of any such officer.

            (g)   The Warrant Agent and any  shareholder,  director,  officer or employee of the Warrant Agent may buy,  sell or deal in any of the Call Warrants or other  securities of the  Trust or  otherwise  act as fully  and  freely  as  though  it were not  Warrant  Agent hereunder,  so long as such  persons  do so in full  compliance  with all  applicable  laws.
Nothing  herein shall  preclude the Warrant Agent from acting in any other  capacity for the
Trust, the Depositor or for any other legal entity.

            (h)   The Warrant  Agent may execute  and  exercise  any of the rights or powers hereby  vested in it or  perform  any duty  hereunder  either  itself or by or  through  its attorneys or agents.

            (i)   The  Warrant  Agent  shall act  solely as the agent of the  Warrantholders hereunder.  The  Warrant  Agent shall not be liable  except for the failure to perform  such duties as are specifically set forth herein,  and no implied  covenants or obligations shall be read into this Call Warrant  against the Warrant Agent,  whose duties shall be determined solely by the  express  provisions  hereof.  The  Warrant  Agent shall not be deemed to be a fiduciary.

            (j)   The Warrant  Agent shall not have any duty to calculate  or determine  any adjustments  with respect either to the Warrant  Exercise  Purchase Price or to the kind and amount of property receivable by holders of Call Warrants upon the exercise thereof.

            (k)   The Warrant Agent shall not be responsible  for any failure on the part of the Trustee to comply with any of its covenants and obligations contained herein.

            (l)   The Warrant Agent shall not be under any  obligation or duty to institute, appear in or defend any action,  suit or legal  proceeding in respect  hereof,  unless first indemnified  to its  satisfaction,  but this  provision  shall not  affect  the power of the
Warrant Agent to take such action as the Warrant Agent may consider proper,  whether with or without such  indemnity.  The Warrant  Agent shall  promptly  notify the  Depositor  and the
Trustee in writing of any claim made or action,  suit or  proceeding  instituted  against it arising out of or in connection with this Call Warrant.

            (m)   The Trustee will perform, execute,  acknowledge and deliver or cause to be performed,  executed,  acknowledged  and delivered all such further  acts,  instruments  and assurances  as may be required  by the  Warrant  Agent in order to enable it to carry out or perform its duties hereunder.

      Section V.3 Change of Warrant  Agent.  The Warrant  Agent may resign and be discharged from its duties  hereunder  upon thirty (30) days notice in writing  mailed to the Depositor and the Trustee by registered or certified  mail, and to the holders of the Call Warrants by first-class  mail at the expense of the  Depositor;  provided  that no such  resignation  or discharge shall become  effective until a successor  Warrant Agent shall have been appointed hereunder.  The Depositor  may remove the Warrant Agent or any successor  Warrant Agent upon thirty (30) days notice in writing,  mailed to the Warrant Agent or successor Warrant Agent, as the case may be, and upon  fifteen  (15) days notice to the holders of the Call  Warrants by  first-class  mail, and absent the objection of the holders of a majority of the Warrants outstanding,  within such  fifteen  (15) day period;  provided  further that no such removal
shall  become  effective  until  a  successor   Warrant  Agent  shall  have  been  appointed
hereunder.  If the  Warrant  Agent  shall  resign or be  removed or shall  otherwise  become incapable of acting,  the Depositor shall promptly appoint a successor to the Warrant Agent, which may be  designated  as an  interim  Warrant  Agent.  If an  interim  Warrant  Agent is designated,  the Depositor  shall then appoint a permanent  successor to the Warrant  Agent, which  may  be the  interim  Warrant  Agent.  If the  Depositor  shall  fail  to  make  such appointment of a permanent  successor within a period of thirty (30) days after such removal or within sixty (60) days after  notification  in writing of such  resignation or incapacity by the resigning or  incapacitated  Warrant  Agent or by the holder of a Call Warrant,  then the Warrant  Agent or  registered  holder of any Warrant may apply to any court of competent jurisdiction  for the  appointment  of such a successor.  Any successor to the Warrant Agent appointed  hereunder  must be rated  in one of the four  highest  rating  categories  by the
Rating  Agencies.  Any  entity  which  may be  merged or  consolidated  with or which  shall otherwise  succeed to substantially all of the trust or agency business of the Warrant Agent shall be deemed to be the successor Warrant Agent without any further action.

                                         Article VI

                                       Miscellaneous

      Section VI.1......Remedies.  The  remedies  at law of the holder of this Call  Warrant in the event of any default or threatened  default by the Warrant  Agent in the  performance of or  compliance  with  any of the  terms  of this  Call  Warrant  are not and  will not be adequate  and,  to the  fullest  extent  permitted  by law,  such terms may be  specifically enforced by a decree for the specific  performance of any agreement  contained  herein or by an injunction against a violation of any of the terms hereof or otherwise.

      Section VI.2......Limitation on Liabilities of Holder.  Nothing contained in this Call
Warrant  shall be construed as imposing any  obligation on the holder hereof to purchase any of the Term Assets except in accordance with the terms hereof.

      Section VI.3......Notices.  All  notices  and  other  communications  under  this Call
Warrant  shall be in writing and shall be  delivered,  or mailed by  registered or certified mail,  return receipt  requested,  by a nationally  recognized  overnight  courier,  postage prepaid,  addressed (a) if to any holder of any Call Warrant,  at the registered  address of such  holder  as set  forth in the  register  kept by the  Warrant  Agent,  or (b) if to the
Warrant  Agent,  to 100 Wall  Street,  Suite  1600,  New York,  New York  10005,  Attention:
Corporate  Trust or to such other address notice of which the Warrant Agent shall have given to the  holder  hereof  and  the  Trustee  or (c) if to the  Trust  or the  Trustee,  to the
Corporate Trust Office (as set forth in the Trust Agreement);  provided that the exercise of any Call Warrant shall be effective in the manner provided in Article I.

      Section VI.4......Amendment.  (a) This Call  Warrant may be amended  from time to time by the  Depositor,  the  Trustee  and the  Warrant  Agent  without the consent of the holder hereof,  upon receipt of an opinion of counsel  satisfactory  to the Warrant  Agent that the provisions  hereof have been satisfied and that such amendment would not alter the status of the Trust as a grantor  trust  under the Code,  for any of the  following  purposes:  (i) to cure any ambiguity or to correct or supplement  any provision  herein which may be defective or inconsistent  with any other provision herein or to provide for any other terms or modify any other  provisions with respect to matters or questions  arising under this Warrant which shall not  adversely  affect in any material  respect the  interests of the holder hereof or any  holder  of a  Certificate  or (ii) to  evidence  and  provide  for  the  acceptance  of appointment hereunder of a Warrant Agent other than U.S. Bank Trust National Association.

            (b)   Without  limiting the generality of the  foregoing,  this Call Warrant may also be modified or amended from time to time by the Depositor,  the Trustee and the Warrant
Agent with the  consent  of the  holders of  66-2/3%  of the  Warrants,  upon  receipt of an opinion of counsel  satisfactory to the Warrant Agent that the provisions hereof (including, without  limitation,  the following proviso) have been satisfied,  for the purpose of adding any  provisions to or changing in any manner or  eliminating  any of the  provisions of this
Call Warrant or of  modifying in any manner the rights of the holders of this Call  Warrant;
provided,  however,  that no such  amendment  shall (i)  adversely  affect  in any  material respect  the  interests  of holders of  Certificates  without  the consent of the holders of
Certificates  evidencing  not less than the Required  Percentage-Amendment  of the aggregate
Voting  Rights  of such  affected  Certificates  (as such  terms  are  defined  in the Trust
Agreement) and without  written  confirmation  from the Rating  Agencies that such amendment will not result in a  downgrading  or  withdrawal  of its rating of the  Certificates;  (ii)
alter the dates on which Warrants are  exercisable or the amounts payable upon exercise of a
Warrant without the consent of the holders of Certificates  evidencing not less than 100% of the aggregate  Voting Rights of such  affected  Certificates  and the holders of 100% of the affected  Warrants or (iii) reduce the percentage of aggregate Voting Rights required by (i)
or  (ii)   without  the  consent  of  the  holders  of  all  such   affected   Certificates.
Notwithstanding  any other  provision of this  Warrant,  this Section  VI.4(b)  shall not be amended without the consent of the holders of 100% of the affected Warrants.

            (c)   Promptly  after the execution of any such amendment or  modification,  the
Warrant Agent shall  furnish a copy of such  amendment or  modification  to each holder of a
Call Warrant,  to each holder of a Certificate and to the Rating  Agencies.  It shall not be necessary  for the  consent of holders of  Warrants or  Certificates  under this  Section to approve the particular  form of any proposed  amendment,  but it shall be sufficient if such consent shall approve the substance  thereof.  The manner of obtaining  such consents and of evidencing the  authorization  of the execution  thereof shall be subject to such reasonable regulations as the Warrant Agent may prescribe.

      Section VI.5......Expiration.  The right to exercise  this Call  Warrant  shall expire on the earliest to occur of (a) the  cancellation  hereof,  (b) the termination of the Trust
Agreement or (c) the liquidation, disposition, or maturity of all of the Term Assets.

      Section VI.6......Descriptive  Headings.  The  headings  in this Call  Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

      Section VI.7......GOVERNING  LAW.  THIS WARRANT  INSTRUMENT  SHALL BE  CONSTRUED  AND
ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF
THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

      Section VI.8......Judicial  Proceedings;  Waiver  of  Jury.  Any  judicial  proceeding brought  against  the Trust,  the  Trustee or the  Warrant  Agent with  respect to this Call
Warrant  may be brought in any court of  competent  jurisdiction  in the County of New York,
State of New York or of the United  States of America for the Southern  District of New York
and, by execution and delivery of this Call Warrant,  the Trustee on behalf of the Trust and the Warrant Agent (a) accept, generally and unconditionally,  the nonexclusive  jurisdiction of such courts and any related  appellate court,  and irrevocably  agree that the Trust, the
Trustee and the Warrant Agent shall be bound by any judgment  rendered thereby in connection with this Call  Warrant,  subject  to any rights of appeal,  and (b)  irrevocably  waive any objection  that the Trust,  the Trustee or the Warrant Agent may now or hereafter have as to the venue of any such suit, action or proceeding  brought in such a court or that such court is an inconvenient forum.

      Section VI.9......Nonpetition  Covenant;  No Recourse.  Each of (i) the holder of this
Call Warrant by its acceptance hereof, and (ii) the Warrant Agent agrees,  that it shall not
(and, in the case of the holder,  that it shall not direct the Warrant Agent to),  until the date  which is one year and one day after the  payment in full of the  Certificates  and all other  securities  issued by the Trust,  the Depositor or entities  formed,  established  or settled by the Depositor,  acquiesce,  petition or otherwise  invoke or cause the Trust, the
Depositor,  or any such other entity to invoke the process of the United  States of America, any  State or other  political  subdivision  thereof  or any  entity  exercising  executive,
legislative,   judicial,   regulatory  or  administrative  functions  of  or  pertaining  to government  for the purpose of commencing or sustaining a case by or against the Trust,  the
Depositor  or any such other  entity  under a federal  or state  bankruptcy,  insolvency  or
similar  law  or  appointing  a  receiver,   liquidator,   assignee,   trustee,   custodian,
sequestrator or other similar  official of the Trust, the Depositor or any such other entity or all or any part of the  property  or assets of Trust,  the  Depositor  or any such  other entity or ordering the winding up or liquidation of the affairs of the Trust,  the Depositor or any such other entity.

      Section VI.10  Amendments  to the Trust  Agreement.  The Trustee  hereby agrees not to consent to any amendments to the Trust Agreement  which will adversely  affect the rights of the Warrantholders in a material manner without the consent of the Warrantholders.

      Section VI.11.....Reporting  Obligations.  During any period in which the Trust is not subject to Section 13 or 15(d) of the  Securities  Exchange  Act of 1934,  as  amended,  the
Trustee,  on behalf of the Trust,  shall  promptly  furnish to holders of Call  Warrants and prospective  purchasers  of Call Warrants  designated by such holders,  upon request of such holders or prospective  purchasers,  the  information  required to be delivered  pursuant to
Rule  144A(d)(4) of the Securities Act of 1933, as amended,  to permit  compliance with Rule
144A in  connection  with the resale of Call  Warrants;  provided,  however,  that the Trust shall not (a) be required to provide  audited  financial  statements  of the Trust or (b) be required to furnish Rule 144A  Information  in connection  with any request made on or after the date  that is two  years  from  the  later of (i) the date  such  Call  Warrant  (or any predecessor  Call  Warrant) was  acquired  from the Trust or (ii) the date such Call Warrant
(or any predecessor  Call Warrant) was last acquired from an "affiliate" of the Trust within the meaning of Rule 144.

      Each of (i) the holder of this Call Warrant,  by its acceptance  hereof,  and (ii) the
Warrant Agent agrees,  that it shall not have any recourse to the Term Assets or against the
Trust.

                                    U.S. BANK TRUST NATIONAL ASSOCIATION,
                                          not in its individual capacity but solely as
                                          Trustee and Authenticating Agent

                                    By:
                                         Authorized Signatory

                                    U.S. BANK TRUST NATIONAL ASSOCIATION,
                                          as Warrant Agent

                                    By:
                                         Authorized Signatory

                                    FORM OF SUBSCRIPTION

                      [To be executed only upon exercise of Warrants]

To    CorTS® Trust II For Goldman Sachs Capital I

            U.S. Bank Trust National Association, as Trustee
            100 Wall Street, Suite 1600
            New York, New York  10005
            Attention: Corporate Trust

      The undersigned registered holder of the within Call Warrant,  having previously given notice  thereof  in  accordance  with  the  terms of the Call  Warrant,  hereby  irrevocably exercises  Warrant(s) for, and purchases  pursuant thereto,  the Term Assets receivable upon such exercise,  and herewith makes payment of the Warrant Exercise Purchase Price for $1,000 of Term Assets per Warrant  therefor,  and requests that such Term Assets be  transferred to
                                                [insert information required for transfer of
Term Assets]. In connection  therewith,  the undersigned hereby certifies that it is solvent as of the date hereof, as required by Section I.1 of the Call Warrant.

Dated:

            (Signature  must  conform in all  respects to name of holder as specified on the face of Warrant)

            (Street Address)
            (City)(State)(Zip Code)

                                     FORM OF ASSIGNMENT

                    [To be executed only upon transfer of Call Warrant]

For value  received,  the  undersigned  registered  holder of the within Call Warrant hereby
sells,  assigns  and  transfers  unto                                                    the
                      Warrant(s)  [Must be whole  number] to  purchase  Term Assets to which such Call Warrant relates,  and appoints  Attorney to make such transfer on the books of the
Warrant Agent maintained for such purpose, with full power of substitution in the premises.

Dated:

            (Signature  must  conform in all  respects to name of holder as specified on the face of Warrant)

            (Street Address)
            (City)(State)(Zip Code)

Signed in the presence of:

                                         Schedule 1

                                    To the Call Warrant

$_________  aggregate principal amount of 6.345% Capital  Securities,  due February 15, 2034 issued by Goldman Sachs Capital I.

                                      F-1

                                                                                   EXHIBIT F

                                FORM OF CLASS B CERTIFICATE

THIS CLASS B  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE  REGISTERED  UNDER THE UNITED STATES
SECURITIES  ACT OF 1933,  AS AMENDED (THE  "SECURITIES  ACT"),  AND HAS NOT BEEN APPROVED OR
DISAPPROVED  BY THE SECURITIES  AND EXCHANGE  COMMISSION OR ANY REGULATORY  AUTHORITY OF ANY
STATE.  THIS CLASS B  CERTIFICATE  HAS BEEN  OFFERED AND SOLD  PRIVATELY.  AS A RESULT,  THE
CLASS B  CERTIFICATE  IS SUBJECT TO  RESTRICTIONS  ON  TRANSFER.  PERSONS  THAT ARE (A) U.S.
PERSONS (AS DEFINED IN  REGULATION  S UNDER THE  SECURITIES  ACT) OR  ACQUIRING  ANY CLASS B
CERTIFICATE IN THE UNITED STATES MUST BE QUALIFIED  INSTITUTIONAL  BUYERS AS DEFINED IN RULE
144A  PROMULGATED  UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND (B) NON-U.S.  PERSONS OR
ACQUIRING  THEIR CLASS B  CERTIFICATES  OUTSIDE THE UNITED  STATES MUST DO SO IN  COMPLIANCE
WITH REGULATION S UNDER THE SECURITIES ACT.

THIS  CLASS B  CERTIFICATE  REPRESENTS  AN  UNDIVIDED  INTEREST  IN THE  TRUST  AND DOES NOT
EVIDENCE AN OBLIGATION  OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY THE DEPOSITOR OR THE
TRUSTEE OR ANY OF THEIR  RESPECTIVE  AFFILIATES.  NEITHER THIS CLASS B  CERTIFICATE  NOR THE
TRUST ASSETS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON.

UNLESS  THIS  CLASS B  CERTIFICATE  IS  PRESENTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY TRUST COMPANY,  A NEW YORK  CORPORATION  ("DTC") OR ITS AGENT FOR REGISTRATION OF
TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY CLASS B  CERTIFICATE  ISSUED IS REGISTERED IN THE
NAME OF CEDE&CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE OF
DTC (AND ANY  PAYMENT IS MADE TO CEDE&CO. OR TO SUCH OTHER  ENTITY AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE REGISTERED  OWNER HEREOF,  CEDE &
CO., HAS AN INTEREST HEREIN.

CERTIFICATE NUMBER
CUSIP:                                                         Notional Amount

                                CORTS® CLASS B CERTIFICATES

evidencing  an  undivided  interest  in the  Trust,  as defined  below,  the assets of which include 6.345% Capital Securities, due February 15, 2034, issued by Goldman Sachs Capital I.

This Class B  Certificate  does not  represent an interest in or obligation of the Depositor or any of its affiliates.

      THIS  CERTIFIES  THAT  Cede & Co.  is  the  registered  owner  of  a  nonassessable, fully-paid,  fractional  undivided  interest in CorTS® Trust II For Goldman  Sachs Capital I
(the "Trust") formed by Structured Products Corp., as depositor (the "Depositor").

      The Trust was created  pursuant to a Base Trust  Agreement,  dated as of December  15,
2000 (as amended and  supplemented,  the  "Agreement"),  between the Depositor and U.S. Bank
Trust National Association,  a national banking association,  not in its individual capacity but solely as Trustee (the  "Trustee"),  as  supplemented by the CorTS®  Supplement  2004-5, dated as of April 15, 2004 (the "Series  Supplement" and,  together with the Agreement,  the
"Trust  Agreement"),  between the Depositor and the Trustee.  This Class B Certificate  does not purport to  summarize  the Trust  Agreement  and  reference  is hereby made to the Trust
Agreement for  information  with respect to the interests,  rights,  benefits,  obligations, proceeds and duties evidenced  hereby and the rights,  duties and obligations of the Trustee with  respect  hereto.  A copy of the Trust  Agreement  may be obtained  from the Trustee by written request sent to the Corporate Trust Office.  Capitalized  terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

      This Class B  Certificate  is one of the duly  authorized  Certificates  designated as
"CorTS®  Class B  Certificates"  (herein  called  the  "Class  B  Certificate"  or  "Class B
Certificates").  This  Class B  Certificate  is issued  under and is  subject  to the terms, provisions and  conditions of the Trust  Agreement,  to which Trust  Agreement the Holder of this  Class B  Certificate  by virtue of the  acceptance  hereof  assents  and by which such
Holder is bound.  The assets of the Trust  include the Term  Assets and all  proceeds of the
Term  Assets.  Additional  Term  Assets may be sold to the Trustee  and  additional  Class B
Certificates may be  authenticated  and delivered from time to time as provided in the Trust
Agreement,  which additional Class B Certificates shall rank pari passu with all other Class
B Certificates issued in accordance with the Series Supplement.

      Under the Trust  Agreement,  there shall be distributed on the dates  specified in the
Trust  Agreement  (a  "Distribution  Date"),  to the  person  in  whose  name  this  Class B
Certificate is registered at the close of business on the related Record Date,  such Class B
Certificateholder's  fractional  undivided interest in the amount of interest  distributions of the Trust Assets to be distributed  to Class B  Certificateholders  on such  Distribution
Date.  The Class B Certificates will mature on February 15, 2034.

      The  distributions  in respect of this Class B Certificate are payable in such coin or currency  of the United  States of  America  as at the time of  payment is legal  tender for payment of public and private debts as set forth in the Series Supplement.

      The Term  Assets  held by the Trust are  subject to rights of the  Warrantholders,  as provided for in the Series Supplement, and each Class B Certificateholder,  by accepting its
Class B Certificate,  acknowledges such rights and the possibility of an early redemption of the Class B Certificates in accordance with the terms of the Series Supplement.

      It is the  intent of the  Depositor,  the Class A  Certificateholders  and the Class B
Certificateholders  that the Trust will be  classified  as a grantor  trust under subpart E,
Part I of subchapter J of the Internal  Revenue Code of 1986, as amended,  and failing that, as a partnership  (other than a publicly traded  partnership  treated as a corporation).  In the event that the Trust is  characterized  by appropriate  tax authorities as a partnership for  federal  income  tax  purposes,  each  Certificateholder,  by  its  acceptance  of  its
Certificate,  agrees to report its respective share of the items of income,  deductions, and credits of the Trust on its  respective  returns  (making such  elections  as to  individual items as may be  appropriate)  in accordance with Treasury  Regulations  Section  1.761-2(b)
(i.e.,  in a  manner  consistent  with the  exclusion  of the  Trust  from  partnership  tax
accounting).   In  mutual   consideration  for  each   Certificateholder's   purchase  of  a
Certificate,  each such  Certificateholder  is deemed to agree not to delegate (for a period of more than one year)  authority  to  purchase,  sell or exchange  its  Certificate  to any person.  Except as otherwise required by appropriate taxing  authorities,  the Depositor and the Trustee,  by  executing  the Trust  Agreement,  and each Class B  Certificateholder,  by acceptance  of a Class B  Certificate,  agrees  to take no  action  inconsistent  with  such intentions and the provisions of the Trust  Agreement  shall be interpreted to further these intentions of the parties.

      Each Class B Certificateholder,  by its acceptance of a Class B Certificate, covenants and agrees  that such Class B  Certificateholder  shall not,  prior to the date which is one year and one day after  the  termination  of the Trust  Agreement,  acquiesce,  petition  or otherwise  invoke or cause the Depositor to invoke the process of any court or  governmental authority for the purpose of  commencing  or  sustaining a case against the Depositor  under any federal or state bankruptcy,  insolvency,  reorganization or similar law or appointing a receiver, liquidator,  assignee, trustee, custodian,  sequestrator or other similar official of the  Depositor or any  substantial  part of its  property,  or ordering the winding up or liquidation of the affairs of the Depositor.

      The Trust Agreement permits the amendment thereof, in certain  circumstances,  without the consent of the Holders of any of the Class B Certificates.

      Unless  the  certificate  of  authentication  hereon  shall have been  executed  by an authorized  officer of the Trustee by manual  signature,  this Class B Certificate shall not entitle  the Holder  hereof to any  benefit  under the Trust  Agreement  or be valid for any purpose.

      A copy of the Trust  Agreement  is  available  upon  request  and all of its terms and conditions are hereby incorporated by reference and made a part hereof.

      THIS CLASS B CERTIFICATE  SHALL BE CONSTRUED IN ACCORDANCE  WITH THE LAWS OF THE STATE
OF NEW YORK,  WITHOUT  REFERENCE TO ITS  CONFLICT OF LAW  PROVISIONS,  AND THE  OBLIGATIONS,
RIGHTS AND REMEDIES OF THE PARTIES  HEREUNDER  SHALL BE DETERMINED  IN ACCORDANCE  WITH SUCH
LAWS.

                                      D-1

      IN WITNESS  WHEREOF,  the  Trustee  has caused  this  Class B  Certificate  to be duly executed by its manual or facsimile signature.

                                    U.S.  BANK  TRUST  NATIONAL  ASSOCIATION,   not  in  its
                                    individual   capacity   but   solely  as   Trustee   and
                                    Authenticating Agent

                                    By:
                                                        Authorized Signatory